(FRONTEGRA FUNDS LOGO)

                               SEMI-ANNUAL REPORT

                        Frontegra Total Return Bond Fund
                      Frontegra Investment Grade Bond Fund
                           Frontegra Opportunity Fund
                             Frontegra Growth Fund

                        FRONTEGRA ASSET MANAGEMENT, INC.
                                   ----------
                               December 31, 2001

TABLE OF CONTENTS

SHAREHOLDER LETTER                                                          1
FRONTEGRA TOTAL RETURN BOND FUND
FRONTEGRA INVESTMENT GRADE BOND FUND
   Report from Reams Asset Management Company, LLC                          4
   Investment Highlights                                                    7
   Schedule of Investments                                                  8
   Statement of Assets and Liabilities                                     17
   Statement of Operations                                                 18
   Statements of Changes in Net Assets                                     19
   Financial Highlights                                                    20
   Investment Highlights                                                   21
   Schedule of Investments                                                 22
   Statement of Assets and Liabilities                                     28
   Statement of Operations                                                 29
   Statements of Changes in Net Assets                                     30
   Financial Highlights                                                    31
FRONTEGRA OPPORTUNITY FUND
   Report from Reams Asset Management Company, LLC                         34
   Investment Highlights                                                   37
   Schedule of Investments                                                 38
   Statement of Assets and Liabilities                                     42
   Statement of Operations                                                 43
   Statements of Changes in Net Assets                                     44
   Financial Highlights                                                    45
FRONTEGRA GROWTH FUND
   Report from Northern Capital Management, LLC                            48
   Investment Highlights                                                   53
   Schedule of Investments                                                 54
   Statement of Assets and Liabilities                                     58
   Statement of Operations                                                 59
   Statements of Changes in Net Assets                                     60
   Financial Highlights                                                    61
NOTES TO FINANCIAL STATEMENTS                                              62

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Funds. The Prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the Funds. Please read the Prospectus carefully.

DEAR FELLOW SHAREHOLDERS:

To try to summarize the last six months is difficult, as the events of September 11th have affected all of us in one way or another. Whether we knew someone who worked in the World Trade Center or have had spent extra time in lines for security purposes at airports or at work, the terrorist attacks have had an impact on our lives. The investment management and mutual fund industries were profoundly affected as many financial institutions either had professionals in the World Trade Center or had relationships with firms located in the buildings.

The initial market reaction to the attacks exacerbated the already weak equity markets, while the bond market rallied as investors sought the safety of Treasury bonds. However, the equity markets did stage a recovery late in September, which was sustained through the fourth quarter of 2001. The S&P 500 Stock Index gained 10.7% in the fourth quarter, after returning -14.7% in the third quarter. The broad bond market was up nearly 5% over the past six months as the Federal Reserve was quick to provide significant liquidity to the financial system following September 11th.

RESULTS

The Frontegra Funds had mixed results amid the turmoil of the past six months. The Total Return Bond Fund, which marked its five-year anniversary in November, struggled somewhat as exposure to specific corporate bonds and airline equipment trust certificates had a negative impact on results. The Fund, managed by Reams Asset Management Company, returned 2.78% for the first six months of the fiscal year compared to 4.66% for the benchmark. However, the Fund's stellar long-term record remains intact. The Investment Grade Bond Fund, also managed by Reams, but with a more conservative mandate, fared better returning 4.32% over the past six months.

Shareholders in the Opportunity Fund were rewarded as small cap stocks led the rebound in the fourth quarter. The Opportunity Fund, our small cap value offering, also managed by Reams, was up 20.41% for the most recent quarter and up 5.58% over the last six months, substantially outperforming the Russell 2000 Value and Russell 2000 Indices over that period.

The Frontegra Growth Fund, managed by Northern Capital Management, also held up very well in the midst of the market turbulence. The Fund lost only 2.70%, while the S&P 500 Stock Index was off 5.56% in the first six months of the fiscal year. The Growth Fund has handily outperformed the broad stock market since its inception nearly four years ago and has recently been recognized by several publications as one of the best performing domestic large cap equity funds.

SUMMARY

While the recent events have had a short-term, mostly negative impact on the markets and corporate America, the managers of the Funds continue to apply a long-term perspective to the business of managing Fund assets. We are confident that the continued application of the investment processes that have served us well will continue to produce outstanding results for our shareholders. As always, we appreciate your investment and your continued confidence in the investment managers overseeing the Funds.

Sincerely,

/s/Thomas J. Holmberg                   /s/William D. Forsyth

Thomas J. Holmberg, CFA                 William D. Forsyth, CFA
Frontegra Asset Management, Inc.        Frontegra Asset Management, Inc.

                                   FRONTEGRA
                             TOTAL RETURN BOND FUND

                                   FRONTEGRA
                                INVESTMENT GRADE
                                   BOND FUND

REPORT FROM REAMS ASSET
MANAGEMENT COMPANY, LLC:

Over the last six months, the bond market experienced unprecedented volatility. In fact, the high degree of volatility in interest rates was overshadowed by the disruptions at the sector and security level. The events of September 11th set off a series of negative credit events, starting with a deepened recession, precipitating a variety of credit problems and culminating with the Enron debacle. The negative credit events impacted the Funds' performance, particularly in the Total Return Bond Fund. The Total Return Bond Fund trailed its benchmark for the first six months of the fiscal year, returning 2.78% compared to 4.66% for the Lehman Brothers Aggregate Bond Index. The Investment Grade Bond Fund fared better over the time period, returning 4.32% for the six months compared to 4.66% for the benchmark.

The Federal Reserve reacted quickly to the terrorist attacks and provided significant liquidity to the system. The Fed reduced short-term rates to 1.75% by year-end from a high of 6.50% at the beginning of 2001. The combination of investors' flight to the quality of Treasury bonds and the aggressive rate-cutting by the Fed resulted in strong absolute bond returns for the first six months of the fiscal year.

PORTFOLIO REVIEW

The events of September 11th have had a profound impact on the fixed income market. The responses by the public, the U.S. government, and the financial markets all combined to create important fundamental changes in the fixed income world.

Hopes for a quick recovery in the economy were dashed in September with an initial drop in consumer confidence and an increase in uncertainty in general. Specific industries such as the airline and travel-related business were hit particularly hard. However, prospects for the U.S. economy are now improving. The weakest sectors in 2001 were inventories and business investment, and both appear to be bottoming. The telecommunications/technology debacle seems to have run its course. The main obstacle to a sharp recovery seems to be the absence of a strong increase in consumption and residential housing, since these sectors never weakened.

While we were able to add value from our duration and yield curve decisions over the first six months of the fiscal year, the real story in the fixed income markets was at the security level. The Total Return Bond Fund was caught in a vulnerable position by the events of September 11th, with a heavy investment-grade corporate/credit exposure. Exposure to airline equipment trust certificate securities (ETCs) in particular hurt performance. The volatility in credit spreads continued through year-end, negatively impacting results.

We expect that the corporate/credit sector will perform well in 2002, but will be highly sensitive to the economic outlook. Spreads remain relatively wide, with considerable room for narrowing in an improving economy. Airline ETCs should benefit from an improving economy and the current low fuel prices. Having said that, we are trying to strike a balance between taking advantage of the wide spreads but not getting caught in individual credits that come under pressure. We always like to keep in mind that bonds have a limited upside but unlimited downside and minimizing mistakes is half the battle.

The mortgage market has benefited from flight to quality, but has suffered from rising prepayments as rates have fallen. As a result, mortgages performed better than corporates recently, but not as well as Treasuries. Mortgage pass-throughs have lagged somewhat as a result of prepayment activity and appear reasonably attractive. Asset-backed securities and commercial mortgage-backed securities (CMBS) have performed well due to their high quality, lack of prepayment risk and intermediate position on the yield curve. Historically, we have made significant use of CMBS and the Funds' current exposure to the mortgage sector consists of both CMBS and mortgage pass-throughs.

PORTFOLIO STRATEGY

Both top-down and bottom-up strategies will probably be important in 2002. We are positioning the portfolios to benefit from rising interest rates and narrowing credit spreads. With 10-year Treasury rates about 50 basis points below what we consider "fair value", we think it is appropriate to run a below-benchmark portfolio duration. Duration is currently below the benchmark, and will be increased if rates rise and decreased if rates fall.

While we expect the yield curve to flatten as short rates rise, most of this movement will probably occur on the very short end of the curve, well inside of five years. This leaves little to do from a portfolio strategy viewpoint. Portfolio curve exposure is relatively neutral, with the exception of an underexposure to the 7-10 year sector.

Treasury holdings are being maintained at low levels in order to take advantage of better values in both the credit and mortgage sectors. Corporate bonds are being used extensively in the portfolios due to their attractive current spreads. We think that current investment-grade spreads more than adequately compensate for the credit risks in today's market. We continue to favor the good structure of secured equipment trusts, power projects, and utility issues. The expected environment should be favorable for our position in ETCs, so we are maintaining these positions.

With mortgage spreads continuing to widen as corporates improve, we have been building the mortgage position, both in CMBS and in pass-throughs. We like the absence of credit risk in these "AAA" securities, and we think that at current relative value levels they are more attractive than both governments and corporates.

Total Return Bond Fund

Non-dollar holdings have been eliminated in the Total Return Bond Fund as the Euro rose above $0.90, the point at which we thought the holdings no longer offered enough upside potential.

High yield holdings remain a relatively small part of the Total Return Bond Fund. The high yield market has been difficult to use during the past year because the most interesting securities have also been the most highly speculative and problematic for total return portfolios. We continue to seek appropriate opportunities in the high yield sector.

SUMMARY

Even though absolute results have been positive, it has been a challenging six months for fixed income investors. We will continue to apply our disciplined approach to managing the Funds that has historically served our shareholders well. As always, we appreciate your continued confidence and investment in the Funds. We will continue to strive to produce outstanding results for our investors.

Regards,

/s/Mark M. Egan, CFA                    /s/Robert A. Crider

Mark M. Egan, CFA, CPA                  Robert A. Crider, CFA
Reams Asset Management Co., LLC         Reams Asset Management Co., LLC

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment

                         Frontegra Total            Lehman Brothers
        Date            Return Bond Fund          Aggregate Bond Index
        ----            ----------------          --------------------
     11/25/96*<F1>          $100,000                   $100,000
     12/31/96                $99,239                    $99,546
      3/31/97                $98,362                    $98,989
      6/30/97               $102,032                   $102,625
      9/30/97               $105,600                   $106,035
     12/31/97               $107,761                   $109,156
      3/31/98               $109,814                   $110,855
      6/30/98               $112,097                   $113,445
      9/30/98               $116,435                   $118,242
     12/31/98               $116,850                   $118,641
      3/31/99               $116,509                   $118,052
      6/30/99               $115,847                   $117,015
      9/30/99               $116,931                   $117,809
     12/31/99               $116,688                   $117,665
      3/31/00               $120,434                   $120,263
      6/30/00               $123,697                   $122,347
      9/30/00               $127,807                   $126,040
     12/31/00               $132,423                   $131,351
      3/31/01               $137,575                   $135,340
      6/30/01               $138,374                   $136,095
      9/30/01               $143,478                   $142,383
     12/31/01               $142,220                   $142,440

*<F1> 11/25/96 commencement of operations.

Portfolio Total Return**<F2>
FOR THE PERIOD ENDED 12/31/01
--------------------------------------------------
ONE YEAR                                     7.40%

FIVE YEAR AVERAGE ANNUAL                     7.46%

SINCE COMMENCEMENT
AVERAGE ANNUAL                               7.14%

This chart assumes an initial gross investment of $100,000 made on 11/25/96 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The Lehman Brothers Aggregate Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's Investors Service, Standard & Poor's Corporation, or Fitch IBCA, Inc., in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million. Price, coupon, paydown and total return are reported for all sectors on a month-end to month-end basis. All returns are market value-weighted inclusive of accrued interest.

**<F2> The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra Total Return Bond Fund
SCHEDULE OF INVESTMENTS
December 31, 2001 (Unaudited)

Principal Amount                                                       Value
----------------                                                       -----
                ASSET-BACKED SECURITIES  3.7%
  $1,200,000    Chase Credit Card Master Trust,
                  1997-1 A, 2.17%, 10/15/06 c<F6>                 $  1,200,517
     600,000    Comed Transitional Funding Trust,
                  1998-1 A5, 5.44%, 3/25/07                            622,108
   1,820,000    Conseco Financial Securitizations Corp.,
                  2001-4 A2, 5.15%, 9/01/33                          1,824,550
   1,250,000    Discover Card Master Trust,
                  2001-4 A, 2.17%, 10/16/06 c<F6>                    1,250,578
     500,000    Fingerhut Master Trust, 1998-2 A, 6.23%, 2/15/07       509,026
     152,492    Green Tree Financial Corp.,
                  1995-7 A5, 6.95%, 10/15/26                           157,905
     200,000    Green Tree Financial Corp.,
                  1996-7 M1, 7.70%, 10/15/27                           202,468
   1,085,000    Lehman Brothers ABS Manufactured Housing Contract,
                  2001-B A3, 4.35%, 5/15/14                          1,066,854
      28,625    Mego Mortgage Home Loan Trust,
                  1996-2 A, 7.275%, 8/25/17                             29,960
     845,000    Peco Energy Transition Trust,
                  1999-A A6, 6.05%, 3/01/09                            875,406
   1,950,000    Salomon Smith Barney RV Trust,
                  2001-1 A3, 4.74%, 2/15/13                          1,942,687
   1,200,000    World Financial Network Credit Card Master Trust,
                  1996-B A, 6.95%, 4/15/06                           1,259,962
                                                                  ------------

                TOTAL ASSET-BACKED SECURITIES
                  (cost $10,782,289)                                10,942,021
                                                                  ------------

                COMMERCIAL MORTGAGE-BACKED
                  SECURITIES  11.2%
   2,888,711    Capco America Securitization Corp.,
                  1998-D7 A1A, 5.86%, 10/15/30                       2,964,993
     289,286    Chase Commercial Mortgage Securities Corp.,
                  1997-2 A1, 6.45%, 12/12/29                           301,596
     350,000    Chase Commercial Mortgage Securities Corp.,
                  1997-2 A2, 6.60%, 12/12/29                           363,943
     673,903    Comm, 1999-1 A1, 6.145%, 5/15/32                       695,841
     903,108    Commercial Mortgage Asset Trust,
                  1999-C1 A1, 6.25%, 1/17/32                           937,519
   1,278,065    Credit Suisse First Boston Mortgage Securities Corp.,
                  1998-C2 A1, 5.96%, 11/11/30                        1,314,058
   2,450,000    General Growth Properties,  1 A1, 6.537%, 11/15/04
                  (Acquired 10/23/01;  Cost $2,581,578) r<F3>        2,568,128
   1,572,176    GMAC Commercial Mortgage Securities Inc.,
                  1997-C1 A2, 6.853%, 7/15/29                        1,645,283
   2,972,984    GMAC Commercial Mortgage Securities Inc.,
                  1999-C1 A1, 5.83%, 5/15/33                         3,041,443
   1,498,086    GMAC Commercial Mortgage Securities Inc.,
                  2000-C2 A1, 7.273%, 8/16/33                        1,597,535
   1,381,771    GMAC Commercial Mortgage Securities Inc.,
                  1998-C2 A1, 6.15%, 5/15/35                         1,429,761
   1,520,000    GS Mortgage Securities Corp. II,
                  1997-GL A2B, 6.86%, 7/13/30                        1,587,620
     409,873    J.P. Morgan Commercial Mortgage Finance Corp.,
                  1996-C2 A, 6.47%, 11/25/27                           422,965
   2,085,502    Lehman Brothers Commercial Conduit Mortgage Trust,
                  1998-C4 A1A, 5.87%, 10/15/35                       2,147,980
     150,000    Merrill Lynch Mortgage Investors, Inc.,
                  1998-C1 A3, 6.72%, 11/15/26                          147,736
   2,590,071    Morgan Stanley Capital I,
                  1999-WF1 A1, 5.91%, 11/15/31                       2,659,941
   2,846,945    Mortgage Capital Funding, Inc.,
                  1998-MC3 A1, 6.001%, 11/18/31                      2,911,425
   2,222,078    Nomura Asset Securities Corp.,
                  1998-D6 A1A, 6.28%, 3/15/30                        2,310,492
     400,000    NYC Mortgage Loan Trust, 1996 A3, 6.75%, 9/25/19
                  (Acquired 5/23/00;  Cost $344,986) r<F3>             405,912
   1,385,000    Principal Residential Mortgage Capital Resources,
                  2001-3A A1, 4.55%, 12/20/04
                  (Acquired 11/29/01;  Cost $1,385,000) r<F3>        1,381,538
   1,328,220    Salomon Brothers Mortgage Securities VII,
                  2000-C2 A1, 7.298%, 7/18/33                        1,414,405
     917,058    Salomon Brothers Mortgage Securities VII,
                  2001-MMA A1, 5.3228%, 2/18/34
                  (Acquired 11/15/01;  Cost $936,768) r<F3>            931,894
     328,128    TIAA CMBS I Trust Commercial Mortgage,
                  2001-C1A A1, 5.77%, 6/19/16
                  (Acquired 11/15/01;  Cost $337,731) r<F3>            336,170
                                                                  ------------

                TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
                  (cost $33,023,449)                                33,518,178
                                                                  ------------

                CORPORATE BONDS  35.4%
                Airlines  5.4%
     646,530    Air 2 Us, 8.027%, 10/01/19
                  (Acquired 5/11/00; Cost $625,395) r<F3>              603,995
     979,075    American Airlines, 7.379%, 5/23/16
                  (Acquired 6/13/01;  Cost $989,513) r<F3>             891,272
   3,022,129    American Airlines, 6.977%, 5/23/21
                  (Acquired 9/25/01;  Cost $2,895,611) r<F3>         2,823,032
     492,035    America West Airlines, 7.33%, 7/02/08                  479,306
     752,100    Continental Airlines, 7.033%, 6/15/11                  625,206
   2,806,073    Continental Airlines, 6.545%, 2/02/19                2,404,954
     400,000    Delta Air Lines, 9.75%, 6/01/03                        384,296
     666,939    Delta Air Lines, 9.375%, 9/11/07                       674,609
     646,161    Jet Equipment Trust, 7.63%, 8/15/12
                  (Acquired 9/21/00;  Cost $643,388) r<F3>             560,984
   1,500,000    Northwest Airlines Inc., 7.626%, 4/01/10             1,402,793
     792,698    Northwest Airlines Inc., 8.304%, 9/01/10               699,727
   1,569,000    United Airlines, 7.762%, 10/01/05                    1,415,677
   1,680,000    United Airlines, 6.831%, 9/01/08                     1,128,113
     748,457    US Airways, Inc., 6.85%, 1/30/18                       640,679
     505,000    US Airways, Inc., 2000-2 G, 8.02%, 2/05/19             515,368
     743,305    US Airways, Inc., 2000-3 G, 7.89%, 3/01/19             754,425
                                                                  ------------
                                                                    16,004,436
                                                                  ------------

                Automobiles/Auto Parts  0.8%
     425,000    Cummins Inc., 5.65%, 3/01/98                           231,919
     530,000    DaimlerChrysler, 8.50%, 1/18/31                        565,781
   1,825,000    Ford Motor Company, 7.45%, 7/16/31                   1,672,043
                                                                  ------------
                                                                     2,469,743
                                                                  ------------

                Banks  0.6%
   1,750,000    Credit Suisse First Boston London, 7.90%, 5/01/49
                  (Acquired Multiple Dates; Cost $1,753,985) r<F3>   1,821,272
                                                                  ------------

                Convertible Bonds  0.3%
   1,000,000    Ciena Corp., 3.75%, 2/01/08                            640,000
     310,000    Shaw Group Inc., 0.00%, 5/01/21                        157,325
     125,000    Transwitch Corp., 4.50%, 9/12/05                        73,125
                                                                  ------------
                                                                       870,450
                                                                  ------------

                Diversified  0.8%
     555,000    Equistar Chemical Funding, 10.125%, 9/01/08            557,775
   1,000,000    FMC Corp., 7.125%, 11/25/02                          1,031,173
     710,000    Norsk Hydro A/S, 9.00%, 4/15/12                        842,532
                                                                  ------------
                                                                     2,431,480
                                                                  ------------

                Energy  9.1%
   1,000,000    Appalachian Power, 2.8387%, 8/20/03                  1,000,797
   2,360,000    Calpine Corp., 8.50%, 2/15/11                        2,147,524
   2,000,000    Cinergy Corp., 6.25%, 9/01/04                        2,012,308
     400,000    Cleveland Electric Illuminating Co., 7.85%, 7/30/02    411,508
     400,000    Cogentrix Energy Inc., 8.10%, 3/15/04                  416,988
     410,000    Consumers Energy Co., 6.20%, 5/01/03                   413,997
   1,450,000    Endesa-Chile, 8.50%, 4/01/09                         1,478,629
   1,400,000    Entergy Gulf States Utilities, 4.8287%, 9/01/04
                  (Acquired 8/17/01;  Cost $1,400,000) r<F3>         1,400,092
     890,000    FPL Energy Virginia Funding, 7.52%, 6/30/19
                  (Acquired 7/19/01;  Cost $890,000) r<F3>             897,574
   1,426,816    LS Power Funding, 7.19%, 6/30/10                     1,468,607
   1,865,000    Midwest Generation LLC, 8.56%, 1/02/16               1,830,013
   1,765,000    Mirant Americas Generation LLC, 7.625%, 5/01/06      1,609,200
     105,000    Mirant Americas Generation LLC, 8.50%, 10/01/21
                  (Acquired 12/05/01;  Cost $97,056) r<F3>              87,554
     640,000    Mirant Americas Generation LLC, 9.125%, 5/01/31        551,020
   1,345,000    NRG Energy Inc., 6.75%, 7/15/06                      1,282,965
     175,000    NRG Energy Inc., 8.625%, 4/01/31                       161,973
   2,420,000    PSEG Energy Holdings, 9.125%, 2/10/04                2,543,819
   1,825,000    PSEG Energy Holdings, 8.50%, 6/15/11                 1,785,399
     297,859    Salton Sea Funding, 7.37%, 5/30/05                     297,311
   1,573,052    Selkirk Cogen Funding Corp., 8.65%, 12/26/07         1,691,031
     250,000    Sithe/Independence Funding, 8.50%, 6/30/07             273,100
     200,000    Sithe/Independence Funding, 9.00%, 12/30/13            219,536
   1,400,000    Southern Energy Inc., 7.40%, 7/15/04
                  (Acquired Multiple Dates;  Cost $1,389,155) r<F3>  1,248,607
     490,000    Southern Energy Inc., 7.90%, 7/15/09
                  (Acquired 12/04/01;  Cost $470,644) r<F3>            404,881
     700,000    Sutton Bridge, 7.97%, 6/30/22
                  (Acquired 6/01/00;  Cost $659,984) r<F3>             717,094
     800,000    Utilicorp United Inc., 6.875%, 10/01/04                834,352
                                                                  ------------
                                                                    27,185,879
                                                                  ------------

                Financial  4.8%
   2,320,000    Finova Group Inc., 7.50%, 11/15/09                     974,400
   2,850,000    Ford Motor Credit Company, 6.875%, 2/01/06           2,854,107
   3,300,000    GMAC, 3.75%, 10/15/03                                3,258,008
   3,000,000    GMAC, 6.38%, 1/30/04                                 3,090,093
   1,160,000    GMAC, 8.00%, 11/01/31                                1,180,631
   1,850,000    Pemex Finance Ltd., 8.02%, 5/15/07                   1,950,030
   1,000,000    Petrozuata Finance Inc., 7.63%, 4/01/09
                  (Acquired 7/30/01;  Cost $922,034) r<F3>             894,030
                                                                  ------------
                                                                    14,201,299
                                                                  ------------

                Hotel  0.4%
   1,200,000    Harrah's Operating Company Inc., 7.125%, 6/01/07     1,214,308
                                                                  ------------

                Insurance  0.5%
     420,000    Liberty Mutual Insurance, 8.50%, 5/15/25
                  (Acquired 11/27/01;  Cost $405,056) r<F3>            392,935
     455,000    Royal & Sun Alliance Insurance, 8.95%, 10/15/29        483,714
     635,000    Zurich Capital Trust I, 8.376%, 6/01/37
                  (Acquired Multiple Dates;  Cost $637,431) r<F3>      629,512
                                                                  ------------
                                                                     1,506,161
                                                                  ------------

                Medical Instruments  0.1%
     405,000    Beckman Coulter Inc., 6.875%, 11/15/11                 401,937
                                                                  ------------

                Multimedia  0.9%
   1,215,000    News America Holdings, 8.50%, 2/15/05                1,302,314
   1,400,000    News America Holdings, 7.43%, 10/01/26               1,456,357
                                                                  ------------
                                                                     2,758,671
                                                                  ------------

                Oil & Gas  2.4%
   1,260,000    Amerada Hess Corp., 5.30%, 8/15/04                   1,288,477
     800,000    Ashland Inc., 7.83%, 8/15/05                           850,990
   2,050,000    Conoco Inc., 6.95%, 4/15/29                          2,084,579
     365,000    Occidental Petroleum, 6.75%, 1/15/12                   366,590
   2,452,000    PDV America, Inc., 7.875%, 8/01/03                   2,508,678
                                                                  ------------
                                                                     7,099,314
                                                                  ------------

                Pipelines  2.7%
   1,325,000    El Paso Natural Gas, 7.50%, 11/15/26                 1,264,115
   1,500,000    Sonat Inc., 6.875%, 6/01/05                          1,557,128
     900,000    Tennessee Gas Pipeline, 7.50%, 4/01/17                 857,011
     500,000    Tennessee Gas Pipeline, 7.625%, 4/01/37                452,905
   2,000,000    Transcontinental Gas Pipeline Corp., 7.00%, 8/15/11
                  (Acquired 8/22/01;  Cost $1,994,700) r<F3>         1,952,058
   1,990,000    Williams Company, 7.75%, 6/15/31                     1,996,093
                                                                  ------------
                                                                     8,079,310
                                                                  ------------

                Real Estate  0.8%
   2,185,000    Socgen Real Estate LLC, 7.64%, 12/29/49
                  (Acquired Multiple Dates;
                  Cost $2,136,434) r<F3>                             2,252,654
                                                                  ------------

                Real Estate Investment Trust  0.5%
     410,000    HRPT Properties Trust, 6.75%, 12/18/02                 419,423
     955,000    Simon Property Group Inc., 6.75%, 2/09/04              990,822
                                                                  ------------
                                                                     1,410,245
                                                                  ------------

                Services  0.2%
     195,871    Federal Express Corp., 8.04%, 11/22/07                 196,929
     523,137    Federal Express Corp., 7.85%, 1/30/15                  469,222
                                                                  ------------
                                                                       666,151
                                                                  ------------

                Special Purpose Entity  2.7%
   1,500,000    PDVSA Finance Ltd., 1998-1, 6.45%, 2/15/04           1,477,500
   1,900,000    PDVSA Finance Ltd., 1998-1, 6.65%, 2/15/06           1,762,250
   3,160,000    PDVSA Finance Ltd., 1999-H, 9.375%, 11/15/07         3,170,377
   1,620,000    Prudential Holdings, LLC, 7.245%, 12/18/23
                  (Acquired 12/12/01;  Cost $1,620,000) r<F3>        1,666,980
                                                                  ------------
                                                                     8,077,107
                                                                  ------------

                Telecommunications  2.2%
     865,000    AT&T Corp., 8.00%, 11/15/31
                  (Acquired 12/21/01;  Cost $903,955) r<F3>            905,280
     800,000    British Telecom PLC, 8.875%, 12/15/30                  921,590
     800,000    Global Crossing Holding Ltd., 9.50%, 11/15/09           88,000
     185,000    Marconi Corp. PLC, 8.375%, 9/15/30                      85,037
     525,000    Qwest Capital Funding, 7.625%, 8/03/21                 494,813
   1,300,000    Teleglobe Inc., 7.20%, 7/20/09                       1,236,685
   1,780,000    Worldcom Inc., 8.00%, 5/15/06                        1,894,773
     875,000    Worldcom Inc., 8.25%, 5/15/31                          924,923
                                                                  ------------
                                                                     6,551,101
                                                                  ------------

                Transportation  0.2%
     410,000    JB Hunt Transport Services, 7.00%, 9/15/04             425,894
                                                                  ------------

                TOTAL CORPORATE BONDS
                  (cost $108,100,166)                              105,427,412
                                                                  ------------

                FOREIGN BOND  0.9%
   2,935,000    Bundersrepub. Deutschland,
                  6.75%, 7/15/04 (Eurodollars) i<F4>                 2,789,552
                                                                  ------------

                TOTAL FOREIGN BOND
                  (cost $2,804,638)                                  2,789,552
                                                                  ------------

                U.S. GOVERNMENT AGENCIES  18.9%
                Fannie Mae  18.6%
  15,000,000    5.50%, 1/01/17 w<F5>                                14,742,180
   2,000,000    6.50%, 1/01/17 w<F5>                                 2,038,124
  35,285,000    6.50%, 1/01/32 w<F5>                                35,285,000
     232,787    Pool 073339, 6.18%, 1/01/03                            236,592
      43,811    Pool 160098, 7.91%, 3/01/04                             45,952
      44,323    Pool 199126, 8.00%, 4/25/06                             46,121
      85,000    Pool 019943, 5.50%, 1/25/24                             75,817
     671,483    Pool 433043, 6.50%, 6/01/28                            674,852
     321,258    Pool 448235, 6.50%, 11/01/28                           322,870
     421,327    Pool 447704, 6.50%, 11/01/28                           423,441
     753,451    Pool 448635, 6.50%, 11/01/28                           757,232
     334,540    Pool 449012, 6.50%, 11/01/28                           336,218
     345,147    Pool 487778, 6.50%, 3/01/29                            346,658
                                                                  ------------
                                                                    55,331,057
                                                                  ------------

                Ginnie Mae  0.3%
     117,290    Pool 331001, 8.25%, 7/15/07                            123,254
      54,910    Pool 036629, 9.50%, 10/15/09                            60,232
     425,000    Pool 00020H, 5.50%, 10/25/23                           394,316
     290,000    Pool 00020L, 5.50%, 10/25/23                           254,843
                                                                  ------------
                                                                       832,645
                                                                  ------------

                TOTAL U.S. GOVERNMENT AGENCIES
                  (cost $56,213,793)                                56,163,702
                                                                  ------------

                U.S. TREASURIES  23.1%
                U.S. Treasury Bonds  5.4%
   5,000,000    6.00%, 2/15/26                                       5,153,125
   6,290,000    6.125%, 11/15/27                                     6,616,539
   4,226,000    5.375%, 2/15/31                                      4,166,574
                                                                  ------------
                                                                    15,936,238
                                                                  ------------

                U.S. Treasury Notes  17.1%
  33,250,000    6.25%, 2/15/03                                      34,689,102
   6,095,000    3.00%, 11/30/03                                      6,099,285
   4,845,000    5.25%, 5/15/04                                       5,051,668
   4,695,000    3.50%, 11/15/06                                      4,525,905
     200,000    5.50%, 5/15/09                                         207,258
     460,000    5.00%, 8/15/11                                         458,850
                                                                  ------------
                                                                    51,032,068
                                                                  ------------

                U.S Treasury Strip  0.6%
   4,775,000    0.00%, 2/15/19                                       1,706,681
                                                                  ------------

                TOTAL U.S. TREASURIES
                  (cost $68,508,277)                                68,674,987
                                                                  ------------

                SHORT-TERM INVESTMENTS  35.1%
                U.S. Government Agency  34.3%
 101,987,000    Federal Home Loan Discount Note, 1.70% c<F6>       101,983,317
                                                                  ------------

                Variable Rate Demand Notes  0.8%
   1,118,094    American Family Financial Services Inc., 1.6531%     1,118,094
     688,663    Wisconsin Corporate Central Credit Union, 1.5956%      688,663
     580,987    Wisconsin Electric Power Co., 1.6531%                  580,987
                                                                  ------------
                                                                     2,387,744
                                                                  ------------

                TOTAL SHORT-TERM INVESTMENTS
                  (cost $104,371,061)                              104,371,061
                                                                  ------------

                TOTAL INVESTMENTS  128.3%
                  (cost $383,803,673)                              381,886,913

                Liabilities, less Other Assets  (28.3)%            (84,294,053)
                                                                  ------------

                NET ASSETS  100.0%                                $297,592,860
                                                                  ------------
                                                                  ------------

r<F3> Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.
i<F4> Foreign security cost and market value is stated in U.S. dollars. Principal amount is denominated in the foreign currency indicated parenthetically.
w<F5>  When-issued security.
c<F6>  Security marked as segregated to cover when-issued security.

See notes to financial statements.

Frontegra Total Return Bond Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001 (Unaudited)

ASSETS:
Investments at value (cost $383,803,673)                          $381,886,913
Interest receivable                                                  3,557,215
Other assets                                                            51,368
                                                                  ------------
Total assets                                                       385,495,496
                                                                  ------------

LIABILITIES:
Payable for investments purchased                                   87,771,942
Dividends payable                                                           98
Accrued investment advisory fee                                         71,047
Accrued expenses                                                        59,549
                                                                  ------------
Total liabilities                                                   87,902,636
                                                                  ------------
NET ASSETS                                                        $297,592,860
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF:
Paid in capital                                                   $301,989,720
Undistributed net investment income                                     25,461
Undistributed net realized loss on investments
  sold and foreign currencies                                       (2,504,775)
Net unrealized depreciation on:
   Investments                                                      (1,916,760)
   Foreign currencies                                                     (786)
                                                                  ------------
NET ASSETS                                                        $297,592,860
                                                                  ------------
                                                                  ------------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                         100,000,000
Issued and outstanding                                               9,698,951
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE          $30.68
                                                                        ------
                                                                        ------

See notes to financial statements.

Frontegra Total Return Bond Fund
STATEMENT OF OPERATIONS

                                                              SIX MONTHS ENDED
                                                             DECEMBER 31, 2001
                                                                (UNAUDITED)
                                                             -----------------
INVESTMENT INCOME:
Interest                                                         $6,778,714
                                                                 ----------

EXPENSES:
Investment advisory fees                                            487,566
Fund administration and accounting fees                              71,864
Federal and state registration fees                                  47,104
Custody fees                                                         13,152
Audit fees                                                            8,376
Legal fees                                                            6,704
Shareholder servicing                                                 5,520
Amortization of organizational costs                                  2,953
Reports to shareholders                                               1,752
Directors' fees and related expenses                                  1,260
Other                                                                 2,818
                                                                 ----------
Total expenses before waiver and reimbursement                      649,069
Waiver and reimbursement of expenses by Adviser                    (131,025)
                                                                 ----------
Net expenses                                                        518,044
                                                                 ----------
NET INVESTMENT INCOME                                             6,260,670
                                                                 ----------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain on:
    Investments                                                     565,719
    Foreign currency translation                                      4,960
Change in net unrealized appreciation (depreciation) on:
    Investments                                                  (2,328,804)
    Foreign currency                                                  3,829
                                                                 ----------
NET REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS                                            (1,754,296)
                                                                 ----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                      $4,506,374
                                                                 ----------
                                                                 ----------

See notes to financial statements.

Frontegra Total Return Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                             SIX MONTHS ENDED
                                             DECEMBER 31, 2001     YEAR ENDED
                                                (UNAUDITED)       JUNE 30, 2001
                                             -----------------    -------------
OPERATIONS:
Net investment income                           $  6,260,670      $  6,687,639
Net realized gain on:
    Investments                                      565,719         1,912,803
    Foreign currency translation                       4,960                --
Change in net unrealized appreciation
  (depreciation) on:
    Investments                                   (2,328,804)        1,245,846
    Foreign currency                                   3,829                --
                                                ------------      ------------
Net increase in net assets
  resulting from operations                        4,506,374         9,846,288
                                                ------------      ------------

DISTRIBUTIONS
  PAID FROM:
Net investment income                             (6,295,951)       (6,642,366)
Net realized gain on investments                  (4,459,807)          (87,239)
                                                ------------      ------------
Net decrease in net assets resulting
  from distributions paid                        (10,755,758)       (6,729,605)
                                                ------------      ------------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                      146,460,946       143,345,878
Shares issued to holders in
  reinvestment of distributions                   10,708,158         6,638,860
Shares redeemed                                  (20,518,276)      (56,344,521)
                                                ------------      ------------
Net increase in net assets resulting
  from capital share transactions                136,650,828        93,640,217
                                                ------------      ------------

TOTAL INCREASE IN NET ASSETS                     130,401,444        96,756,900
                                                ------------      ------------

NET ASSETS:
Beginning of period                              167,191,416        70,434,516
                                                ------------      ------------
End of period
  (includes undistributed
  net investment income of
  $25,461 and $56,127, respectively)            $297,592,860      $167,191,416
                                                ------------      ------------
                                                ------------      ------------

See notes to financial statements.

Frontegra Total Return Bond Fund
FINANCIAL HIGHLIGHTS

                                             SIX MONTHS                                     EIGHT
                                               ENDED           YEAR           YEAR          MONTHS          YEAR          PERIOD
                                            DECEMBER 31,      ENDED          ENDED          ENDED          ENDED          ENDED
                                                2001         JUNE 30,       JUNE 30,       JUNE 30,     OCTOBER 31,    OCTOBER 31,
                                            (UNAUDITED)        2001           2000           1999           1998       1997(1)<F7>
                                            ------------     --------       --------       --------     -----------    -----------
NET ASSET VALUE,
  BEGINNING OF PERIOD                          $31.01         $29.36         $29.34         $31.38         $30.85         $30.00

INCOME (LOSS)
  FROM INVESTMENT
  OPERATIONS:
Net investment income                            0.71           1.74           1.90           1.29           1.75           1.37
Net realized and unrealized
  gain (loss) on investments                     0.15           1.68           0.02          (1.18)          0.59           0.70
                                               ------         ------         ------         ------         ------         ------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS                          0.86           3.42           1.92           0.11           2.34           2.07
                                               ------         ------         ------         ------         ------         ------

LESS DISTRIBUTIONS
  PAID:
From net investment income                      (0.71)         (1.74)         (1.90)         (1.44)         (1.75)         (1.22)
From net realized gain
  on investments                                (0.48)         (0.03)            --          (0.71)         (0.06)            --
                                               ------         ------         ------         ------         ------         ------
TOTAL DISTRIBUTIONS PAID                        (1.19)         (1.77)         (1.90)         (2.15)         (1.81)         (1.22)
                                               ------         ------         ------         ------         ------         ------

NET ASSET VALUE,
  END OF PERIOD                                $30.68         $31.01         $29.36         $29.34         $31.38         $30.85
                                               ------         ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------         ------

TOTAL RETURN(2)<F8>                             2.78%         11.87%          6.78%          0.32%          7.79%          7.13%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period
  (in thousands)                             $297,593       $167,191        $70,435        $48,413        $48,457        $39,096
Ratio of expenses to
  average net assets(3)<F9>(4)<F10>            0.425%         0.425%          0.43%          0.50%          0.50%          0.50%
Ratio of net investment
  income to average
  net assets(3)<F9>(4)<F10>                     5.14%          6.47%          6.82%          6.37%          5.79%          6.02%
Portfolio turnover rate(2)<F8>                   346%           635%           438%            83%           131%           202%

 (1)<F7>   Commenced operations on November 25, 1996.
 (2)<F8>   Not annualized for periods less than a full year.
 (3)<F9> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 0.535%, 0.605%, 0.71%, 0.82%, 0.78% and
           1.27%, and the ratio of net investment income to average net assets would have been 5.03%, 6.29%, 6.54%, 6.05%, 5.51% and 5.25% for the periods ended December 31, 2001, June 30, 2001, June 30, 2000, June 30, 1999, October 31, 1998 and October 31, 1997, respectively.
(4)<F10>   Annualized.

See notes to financial statements.

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment

                      Frontegra Investment          Lehman Brothers
        Date             Grade Bond Fund          Aggregate Bond Index
        ----             ---------------          --------------------
       2/23/01*<F11>        $100,000                    $100,000
      2/28/01               $100,700                    $100,870
      3/31/01               $101,242                    $101,374
      4/30/01               $101,142                    $100,949
      5/31/01               $101,543                    $101,554
      6/30/01               $101,975                    $101,940
      7/31/01               $104,316                    $104,224
      8/31/01               $105,741                    $105,422
      9/30/01               $106,197                    $106,650
     10/31/01               $107,845                    $108,883
     11/30/01               $107,021                    $107,380
     12/31/01               $106,384                    $106,693

*<F11>  2/23/01 commencement of operations.

Portfolio Total Return**<F12>
FOR THE PERIOD ENDED 12/31/01
--------------------------------------------------
SINCE COMMENCEMENT                           6.38%

This chart assumes an initial gross investment of $100,000 made on 2/23/01 (commencement of operations). Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The Lehman Brothers Aggregate Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's Investors Service, Standard & Poor's Corporation, or Fitch IBCA, Inc., in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million. Price, coupon, paydown and total return are reported for all sectors on a month-end to month-end basis. All returns are market value-weighted inclusive of accrued interest.

**<F12> The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra Investment Grade Bond Fund
SCHEDULE OF INVESTMENTS
December 31, 2001 (Unaudited)

Principal Amount                                                      Value
----------------                                                      -----
               ASSET-BACKED SECURITIES  8.0%
 $   75,000    Chase Credit Card Master Trust,
                 1997-1 A, 2.17%, 10/15/06 c<F15>                  $    75,032
    295,000    Citibank Credit Card Issuance Trust,
                 2001-A8, 4.10%, 12/10/06                              295,000
    130,000    Conseco Finance Securitizations Corp.,
                 2001-3 A2, 5.16%, 5/01/33                             131,330
    135,000    Conseco Finance Securitizations Corp.,
                 2001-4 A2, 5.15%, 9/01/33                             135,338
     75,000    Discover Card Master Trust,
                 2001-4 A, 2.17%, 10/16/06 c<F15>                       75,035
    230,000    Lehman Brothers ABS Manufactured Housing Contract,
                 2001-B A3, 4.35%, 5/15/14                             226,153
    500,000    MBNA Master Credit Card Trust,
                 2000-B A, 2.195%, 7/15/05 c<F15>                      500,203
     50,000    Public Service New Hampshire Funding LLC,
                 2001-1 A3, 6.48%, 5/01/15                              51,236
    145,000    Salomon Smith Barney RV Trust,
                 2001-1 A3, 4.74%, 2/15/13                             144,456
    100,000    World Financial Network Credit Card Master Trust,
                 1996-B A, 6.95%, 4/15/06                              104,997
                                                                   -----------

               TOTAL ASSET-BACKED SECURITIES
                 (cost $1,739,529)                                   1,738,780
                                                                   -----------

               COMMERCIAL MORTGAGE-BACKED
                 SECURITIES  10.3%
    228,009    Capco America Securitization Corp.,
                 1998-D7 A1A, 5.86%, 10/15/30                          234,029
    101,434    Credit Suisse First Boston Mortgage Securities Corp.,
                 1998-C2 A1, 5.96%, 11/11/30                           104,290
    143,072    Credit Suisse First Boston Mortgage Securities Corp.,
                 1998-C1 A1A, 6.26%, 5/17/40                           148,382
    345,068    First Union Commercial Mortgage Trust,
                 1999-C1 A1, 5.73%, 10/15/35                           352,036
     85,000    General Growth Properties, 1 A1, 6.537%, 11/15/04
                 (Acquired 11/16/01;  Cost $88,743) r<F13>              89,098
    139,003    GMAC Commercial Mortgage Securities Inc.,
                 1997-C1 A2, 6.853%, 7/15/29                           145,467
    344,240    GMAC Commercial Mortgage Securities Inc.,
                 1999-C1 A1, 5.83%, 5/15/33                            352,167
    168,994    GMAC Commercial Mortgage Securities Inc.,
                 1998-C2 A1, 6.15%, 5/15/35                            174,863
     61,338    Lehman Brothers Commercial Conduit Mortgage Trust,
                 1998-C4 A1A, 5.87%, 10/15/35                           63,176
    288,186    Nationslink Funding Corp., 1998-2 A1, 6.001%, 8/20/30   296,290
     58,476    Nomura Asset Securities Corp.,
                 1998-D6 A1A, 6.28%, 3/15/30                            60,802
    120,000    Principal Residential Mortgage Capital Resources,
                 2001-3A A1, 4.55%, 12/20/04
                 (Acquired 11/29/01;  Cost $120,000) r<F13>            119,700
     76,421    Salomon Brothers Mortgage Securities VII,
                 2000-MMA A1, 5.3228%, 2/18/34
                 (Acquired 11/15/01;  Cost $78,064) r<F13>              77,658
     27,344    TIAA CMBS I Trust Commercial Mortgage,
                 2001-C1A A1, 5.77%, 6/19/16
                 (Acquired 11/15/01;  Cost $28,144) r<F13>              28,014
                                                                   -----------

               TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
                 (cost $2,239,296)                                   2,245,972
                                                                   -----------

               CORPORATE BONDS  17.1%
               Airlines  1.8%
     48,954    American Airlines, 7.379%, 5/23/16
                 (Acquired 6/13/01;  Cost $49,476) r<F13>               44,564
     83,929    Jet Equipment Trust, 7.63%, 8/15/12
                 (Acquired 3/01/01;  Cost $87,869) r<F13>               72,865
    100,000    Northwest Airlines Inc., 7.626%, 4/01/10                 93,520
    100,000    United Airlines, 7.762%, 10/01/05                        90,228
     25,000    United Airlines, 6.831%, 9/01/08                         16,787
     75,000    US Airways, Inc., 8.02%, 2/05/19                         76,540
                                                                   -----------
                                                                       394,504
                                                                   -----------

               Automobiles / Auto Parts  0.8%
     40,000    DaimlerChrysler, 8.50%, 1/18/31                          42,700
    150,000    Ford Motor Company, 7.45%, 7/16/31                      137,428
                                                                   -----------
                                                                       180,128
                                                                   -----------

               Banks  0.4%
     90,000    Credit Suisse First Boston London, 7.90%, 5/01/49
                 (Acquired Multiple Dates;  Cost $91,711) r<F13>        93,665
                                                                   -----------

               Energy  2.1%
     20,000    Midwest Generation LLC, 8.56%, 1/02/16                   19,625
    110,000    Mirant Americas Generation LLC, 7.625%, 5/01/06         100,290
     85,000    Mirant Americas Generation LLC, 8.30%, 5/01/11           78,618
     50,000    NRG Energy Inc., 6.75%, 7/15/06                          47,694
    110,000    PSEG Energy Holdings, 9.125%, 2/10/04                   115,628
     40,000    PSEG Energy Holdings, 8.50%, 6/15/11                     39,132
     50,000    Southern Energy Inc., 7.40%, 7/15/04
                 (Acquired 4/23/01;  Cost $50,071) r<F13>               44,593
                                                                   -----------
                                                                       445,580
                                                                   -----------

               Financial  3.3%
    225,000    Ford Motor Credit Company, 6.875%, 2/01/06              225,324
    100,000    GMAC, 3.75%, 10/15/03                                    98,727
    225,000    GMAC, 6.38%, 1/30/04                                    231,757
     95,000    GMAC, 8.00%, 11/01/31                                    96,690
     50,000    Pemex Finance Ltd., 8.02%, 5/15/07                       52,704
                                                                   -----------
                                                                       705,202
                                                                   -----------

               Hotel  0.2%
     50,000    Harrah's Operating Company Inc., 7.125%, 6/01/07         50,596
                                                                   -----------

               Insurance  0.8%
    100,000    Liberty Mutual Insurance, 7.697%, 10/15/97
                 (Acquired 8/22/01;  Cost $80,750) r<F13>               76,452
     40,000    Royal & Sun Alliance Insurance, 8.95%, 10/15/29          42,524
     55,000    Zurich Capital Trust I, 8.376%, 6/01/37
                 (Acquired Multiple Dates;  Cost $54,629) r<F13>        54,525
                                                                   -----------
                                                                       173,501
                                                                   -----------

               Multimedia  0.5%
     60,000    News America Holdings, 8.50%, 2/15/05                    64,312
     50,000    News America Holdings, 7.43%, 10/01/26                   52,013
                                                                   -----------
                                                                       116,325
                                                                   -----------

               Oil & Gas  0.6%
     45,000    Amerada Hess Corp., 5.30%, 8/15/04                       46,017
     75,000    PDV America, Inc., 7.875%, 8/01/03                       76,734
                                                                   -----------
                                                                       122,751
                                                                   -----------

               Pipelines  1.8%
     75,000    Sonat Inc., 6.875%, 6/01/05                              77,856
    100,000    Tennessee Gas Pipeline, 7.50%, 4/01/17                   95,223
     75,000    Transcontinental Gas Pipeline Corp., 7.00%, 8/15/11
                 (Acquired 8/22/01;  Cost $74,801) r<F13>               73,202
    145,000    Williams Company, 7.75%, 6/15/31                        145,444
                                                                   -----------
                                                                       391,725
                                                                   -----------

               Real Estate  0.3%
     65,000    Socgen Real Estate LLC, 7.64%, 12/29/49
                 (Acquired 3/15/01;  Cost $65,113) r<F13>               67,013
                                                                   -----------

               Real Estate Investment Trust  0.3%
     70,000    Simon Property Group Inc., 6.75%, 2/09/04                72,626
                                                                   -----------

               Special Purpose Entity  1.2%
    125,000    PDVSA Finance Ltd., 1999-H, 9.375%, 11/15/07            125,411
    120,000    Prudential Holdings, LLC, 7.245%, 12/18/23
                 (Acquired 12/12/01;  Cost $120,000) r<F13>            123,480
                                                                   -----------
                                                                       248,891
                                                                   -----------

               Telecommunications  2.0%
     65,000    AT&T Corp., 8.00%, 11/15/31
                 (Acquired 12/21/01;  Cost $67,927) r<F13>              68,027
     60,000    British Telecom PLC, 8.875%, 12/15/30                    69,119
     50,000    Teleglobe Inc., 7.20%, 7/20/09                           47,565
    225,000    Worldcom Inc., 8.00%, 5/15/06                           239,508
                                                                   -----------
                                                                       424,219
                                                                   -----------

               Transportation  1.0%
    215,000    CSX Corp., 6.75%, 3/15/11                               218,421
                                                                   -----------

               TOTAL CORPORATE BONDS
                 (cost $3,802,953)                                   3,705,147
                                                                   -----------

               U.S. GOVERNMENT AGENCIES  30.5%
               Fannie Mae  30.5%
    500,000    7.00%, 7/15/05                                          544,034
  1,010,000    5.50%, 1/01/17 w<F14>                                   992,640
    350,000    6.50%, 1/01/17 w<F14>                                   356,672
  4,725,000    6.50%, 1/01/32 w<F14>                                 4,725,000
                                                                   -----------
                                                                     6,618,346
                                                                   -----------

               TOTAL U.S. GOVERNMENT AGENCIES
                 (cost $6,607,451)                                   6,618,346
                                                                   -----------

               U.S. TREASURIES  27.2%
               U.S. Treasury Bonds  7.2%
    555,000    6.00%, 2/15/26                                          571,997
  1,010,000    5.375%, 2/15/31                                         995,797
                                                                   -----------
                                                                     1,567,794
                                                                   -----------

               U.S. Treasury Notes  19.4%
    775,000    6.25%, 2/15/03                                          809,391
  1,930,000    5.75%, 8/15/03                                        2,021,901
    140,000    5.25%, 5/15/04                                          145,972
     15,000    6.50%, 5/15/05                                           16,209
    340,000    3.50%, 11/15/06                                         327,755
    895,000    5.00%, 8/15/11                                          892,763
                                                                   -----------
                                                                     4,213,991
                                                                   -----------

               U.S. Treasury Strip  0.6%
    370,000    0.00%, 2/15/19                                          132,245
                                                                   -----------

               TOTAL U.S. TREASURIES
                 (cost $5,915,003)                                   5,914,030
                                                                   -----------

               SHORT-TERM INVESTMENTS  37.8%
               U.S. Government Agency  34.1%
  7,407,000    Federal Home Loan Discount Note, 1.70% c<F15>         7,406,733
                                                                   -----------

               Variable Rate Demand Notes  3.7%
    517,571    American Family Financial Services Inc., 1.6531%        517,571
     60,384    Wisconsin Corporate Central Credit Union, 1.5956%        60,384
    210,869    Wisconsin Electric Power Co., 1.6531%                   210,869
                                                                   -----------
                                                                       788,824
                                                                   -----------

               TOTAL SHORT-TERM INVESTMENTS
                 (cost $8,195,557)                                   8,195,557
                                                                   -----------

               TOTAL INVESTMENTS  130.9%
                 (cost $28,499,789)                                 28,417,832

               Liabilities, less Other Assets  (30.9)%              (6,714,435)
                                                                   -----------

               NET ASSETS  100.0%                                  $21,703,397
                                                                   -----------
                                                                   -----------

r<F13> Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.
w<F14>  When-issued security.
c<F15>  Security marked as segregated to cover when-issued security.

See notes to financial statements.

Frontegra Investment Grade Bond Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001 (Unaudited)

ASSETS:
Investments at value (cost $28,499,789)                            $28,417,832
Cash                                                                     7,039
Interest receivable                                                    227,108
Receivable from Adviser                                                  8,476
Other assets                                                             4,712
                                                                   -----------
Total assets                                                        28,665,167
                                                                   -----------

LIABILITIES:
Payable for investments purchased                                    6,924,494
Accrued expenses                                                        37,276
                                                                   -----------
Total liabilities                                                    6,961,770
                                                                   -----------
NET ASSETS                                                         $21,703,397
                                                                   -----------
                                                                   -----------

NET ASSETS CONSIST OF:
Paid in capital                                                    $21,951,431
Undistributed net investment income                                      2,022
Undistributed net realized loss                                       (168,099)
Net unrealized depreciation on investments                             (81,957)
                                                                   -----------
NET ASSETS                                                         $21,703,397
                                                                   -----------
                                                                   -----------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                         100,000,000
Issued and outstanding                                               2,134,090
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE          $10.17
                                                                        ------
                                                                        ------

See notes to financial statements.

Frontegra Investment Grade Bond Fund
STATEMENT OF OPERATIONS

                                                              SIX MONTHS ENDED
                                                             DECEMBER 31, 2001
                                                                (UNAUDITED)
                                                             -----------------
INVESTMENT INCOME:
Interest                                                          $247,389
                                                                  --------

EXPENSES:
Fund administration and accounting fees                             26,715
Investment advisory fees                                            23,355
Legal fees                                                           6,527
Shareholder servicing fees                                           6,134
Custody fees                                                         4,482
Federal and state registration fees                                  3,593
Audit fees                                                           3,366
Directors' fees and related expenses                                 1,260
Reports to shareholders                                                383
Other                                                                  216
                                                                  --------
Total expenses before waiver and reimbursement                      76,031
Waiver and reimbursement of expenses by Adviser                    (59,349)
                                                                  --------
Net expenses                                                        16,682
                                                                  --------
NET INVESTMENT INCOME                                              230,707
                                                                  --------

REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS:
Net realized loss on investments                                   (24,062)
Change in net unrealized
  depreciation on investments                                      (43,667)
                                                                  --------
NET REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS                                              (67,729)
                                                                  --------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                       $162,978
                                                                  --------
                                                                  --------

See notes to financial statements.

Frontegra Investment Grade Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                       SIX MONTHS ENDED
                                       DECEMBER 31, 2001      PERIOD ENDED
                                          (UNAUDITED)     JUNE 30, 2001(1)<F16>
                                       -----------------  ---------------------
OPERATIONS:
Net investment income                     $   230,707          $  128,136
Net realized gain (loss)
  on investments                              (24,062)             46,560
Change in net unrealized
  depreciation on investments                 (43,667)            (38,290)
                                          -----------          ----------
Net increase in net assets
  resulting from operations                   162,978             136,406
                                          -----------          ----------

DISTRIBUTIONS
  PAID FROM:
Net investment income                        (230,819)           (126,002)
Net realized gain on investments             (190,597)                 --
                                          -----------          ----------
Net decrease in net assets resulting
  from distributions paid                    (421,416)           (126,002)
                                          -----------          ----------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                14,500,000           7,159,263
Shares issued to holders in
  reinvestment of distributions               421,416             126,002
Shares redeemed                              (201,250)            (54,000)
                                          -----------          ----------
Net increase in net assets resulting
  from capital share transactions          14,720,166           7,231,265
                                          -----------          ----------

TOTAL INCREASE IN NET ASSETS               14,461,728           7,241,669
                                          -----------          ----------

NET ASSETS:
Beginning of period                         7,241,669                  --
                                          -----------          ----------
End of period
  (includes undistributed
  net investment income of $2,022
  and $2,134, respectively)               $21,703,397          $7,241,669
                                          -----------          ----------
                                          -----------          ----------

(1)<F16>  Commenced operations on February 23, 2001.

See notes to financial statements.

Frontegra Investment Grade Bond Fund
FINANCIAL HIGHLIGHTS

                                       SIX MONTHS ENDED
                                       DECEMBER 31, 2001      PERIOD ENDED
                                          (UNAUDITED)     JUNE 30, 2001(1)<F17>
                                       -----------------  ---------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                       $10.02                $10.00

INCOME FROM
  INVESTMENT OPERATIONS:
Net investment income                         0.19                  0.18
Net realized and unrealized gain
  on investments                              0.24                  0.02
                                            ------                ------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS                       0.43                  0.20
                                            ------                ------

LESS DISTRIBUTIONS PAID:
From net investment income                   (0.19)                (0.18)
From net realized gain on investments        (0.09)                   --
                                            ------                ------
TOTAL DISTRIBUTIONS PAID                     (0.28)                (0.18)
                                            ------                ------

NET ASSET VALUE, END OF PERIOD              $10.17                $10.02
                                            ------                ------
                                            ------                ------

TOTAL RETURN(2)<F18>                         4.32%                 1.98%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period
  (in thousands)                           $21,703                $7,242
Ratio of expenses to
  average net assets(3)<F19>(4)<F20>         0.30%                 0.30%
Ratio of net investment income
  to average net assets(3)<F19>(4)<F20>      4.15%                 5.21%
Portfolio turnover rate(2)<F18>               486%                  212%

(1)<F17>  Commenced operations on February 23, 2001.
(2)<F18>  Not annualized for periods less than a full year.
(3)<F19> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 1.37% and 2.64% and the ratio of net investment income to average net assets would have been 3.08% and 2.87% for the periods ended December 31, 2001 and June 30, 2001, respectively.
(4)<F20>  Annualized.

See notes to financial statements.

                                   FRONTEGRA
                                OPPORTUNITY FUND

REPORT FROM REAMS ASSET
MANAGEMENT COMPANY, LLC:

The Opportunity Fund fared well in the volatile environment of the last six months. The broad small cap market as measured by the Russell 2000 Index was off 4.1% in the first six months of the Fund's fiscal year, while the Russell 2000 Value Index posted a slight gain of 1.2%. The Opportunity Fund outperformed both benchmarks, returning 5.58% for the period. The small cap market rebounded strongly after selling off in the wake of the September 11th attacks. After returning -12% for the third calendar quarter, the Opportunity Fund gained over 20% in the last three months of the year.

From a calendar year perspective, 2001 marked the second consecutive year that small cap value was the best performing area of the domestic stock market. Over the last two years, the Russell 2000 Value Index has gained 40.1%. In comparison, the Russell 2000 Index is off 0.6%, the S&P 500 has declined 22.2% and the Nasdaq has declined a stunning 52.7%. While we recognize that this trend will not last forever, we are encouraged that we continue to find attractively priced small cap stocks with strong upside potential.

PORTFOLIO REVIEW

The last six months have tested all investors. Prior to September 11th, we were seeing the signs of recovery in many of the companies that we own. Nearly all of the companies that we follow met or exceeded consensus expectations for their second quarter. The aggressive Federal Reserve easing from earlier in the year seemed to be helping as investors were looking past the current slowdown to a quick recovery.

However, the attacks of September 11th plunged the economy deeper into recession and had a negative impact, although temporary, on the Fund. Aside from the direct impact to certain industries such as airlines (we owned Frontier Airlines), travel and insurance (no portfolio exposure), there were a number of secondary effects that had a negative impact on the Fund. Consumers went on a temporary hiatus and investors extrapolated this behavior into the future. As a result, holdings exposed to consumer spending declined immediately. Finally, cyclical companies in the materials and processing sector suffered as investors pushed back their time frame for an economic recovery.

Most of the stocks that sold off sharply in the wake of the attacks were the stocks that posted the strongest returns in the most recent quarter. Many of our holdings in the consumer durable and housing sectors led the way in the fourth quarter, such as Furniture Brands (+64%), Snap-On, Inc. (+52%), Mohawk Industries (+49%) and Clayton Homes (+41%).

We took advantage of strong performance in a number of names, trimming positions such as Furniture Brands and Mohawk Industries in the consumer durables sector. We also trimmed our positions in Clayton Homes and Seacoast Financial, dropping both out of the top ten holdings list. One of the Fund's long-time holdings, Harman International Industries, which we have profiled in past reports, became one of the Fund's largest holdings as a result of strong performance. The company is benefiting from the evolution of in-car entertainment systems from stereos to full-fledged digital hubs that push Harman's content per car up from $250 to more than $1,000. Harman has six such programs launching over the next 18 months.

PORTFOLIO HIGHLIGHTS -- RECENT WINNERS AND TOP TEN HOLDINGS*<F21>

Individual stock selection continues to have the most significant impact on performance. Below are brief summaries of several individual stocks that had a positive impact on performance in the first six months of the fiscal year:

MOHAWK INDUSTRIES, INC. +56% --

Mohawk, the No. 2 manufacturer of carpet in the United States, rebounded from trough-level valuation to generate a 56% total return amid stronger than expected performance in a weak economy.

SNAP-ON, INC. +42% --

This tool manufacturer and distributor is beginning to reap the benefits of restructuring actions and new products initiatives while core demand from professional mechanics has remained solid.

GRIFFON CORP. +50% --

Griffon, a diversified manufacturer of garage doors (Clopay), specialty plastics, and electronics systems (Telephonics), has recovered from extremely undervalued conditions over the past year as each of its business units appears to be improving. Garage door demand has remained robust despite a weak economy, the plastics business is seeing increased capacity utilization, and the telephonics business is likely to see robust sales from the increased government defense budgets.

       TOP TEN FUND HOLDINGS (AS OF 12/31/01)
       Vectren Corporation                 3.2%
       Harman International                3.2%
       Snap-On, Inc.                       3.0%
       Casey's General Store               3.0%
       Texas Industries                    3.0%
       Banta Corp.                         2.8%
       Borg Warner                         2.6%
       Mohawk Industries                   2.5%
       Cytec Industries                    2.5%
       Noble Affiliates                    2.5%

PORTFOLIO OUTLOOK

While the Fund has bounced back nicely from its September lows, there will no doubt be setbacks going forward. Market volatility will likely remain at a high level and investors will probably demand a higher risk premium to invest in equities.

Even though the recession was exacerbated by recent events, we firmly believe that it will be followed shortly by a recovery and possibly a strong one. The Federal Reserve has flooded the system with liquidity over the past 12 months. For the first six months, they were fighting a normal economic correction, but more recently they have been moving aggressively to avert any additional financial strains. Eventually, this liquidity will help ignite a recovery in both the economy and share prices. In fact, our experience in August and early September suggests that the companies we own today will likely lead such an advance.

The Fund's complexion did not change dramatically over the last six months. We trimmed a number of positions that had posted strong results and redeployed the proceeds into other more undervalued and attractive names. The Fund continues to be overweight in the consumer durable, materials and processing, and producer manufacturing sectors of the market. Even though our exposure to the technology and utilities sectors is up modestly, we continue to be underweight in both sectors relative to the benchmark. We also continue to be underweight in real estate investment trusts (REITS) as we consider much of the sector overvalued given the weaker environment for occupancy and rents that typically follows an economic slowdown.

SUMMARY

The last six months have been a difficult time for investors but those who stuck to their discipline were rewarded. In the end, we believe that successful investing always comes down to buying good businesses at attractive prices and we continue to find such companies. As always, we appreciate your confidence and investment in the Opportunity Fund.

Regards,

/s/David R. Milroy

David R. Milroy
Reams Asset Management Co., LLC

*<F21> The Fund is actively managed. The stocks mentioned may or may not be currently held by the Fund.

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment

                       Frontegra             Russell            Russell 2000
     Date          Opportunity Fund         2000 Index          Value Index
     ----          ----------------         ----------          -----------
    7/31/97*<F22>      $100,000              $100,000            $100,000
    9/30/97            $109,900              $109,774            $108,346
   12/31/97            $108,269              $106,098            $110,170
    3/31/98            $116,471              $116,770            $119,379
    6/30/98            $108,032              $111,325            $115,069
    9/30/98             $89,248               $88,898             $94,504
   12/31/98             $97,301              $103,396            $103,086
    3/31/99             $87,352               $97,787             $93,086
    6/30/99            $107,619              $112,994            $108,494
    9/30/99            $100,023              $105,849            $100,015
   12/31/99            $100,439              $125,377            $101,549
    3/31/00             $97,911              $134,254            $105,435
    6/30/00            $100,439              $129,177            $107,484
    9/30/00            $109,447              $130,600            $115,366
   12/31/00            $121,261              $121,578            $124,711
    3/31/01            $118,446              $113,677            $125,926
    6/30/01            $133,604              $130,052            $140,724
    9/30/01            $117,147              $103,019            $121,962
   12/31/01            $141,054              $124,741            $142,354

*<F22>  7/31/97 commencement of operations.

Portfolio Total Return**<F23>
FOR THE PERIOD ENDED 12/31/01
--------------------------------------------------
ONE YEAR                                    16.32%

SINCE COMMENCEMENT
AVERAGE ANNUAL                               8.08%

This chart assumes an initial gross investment of $100,000 made on 7/31/97 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index. The Russell 3000 Index is comprised of the 3000 largest U.S. companies based on market capitalization.

The Russell 2000 Value Index is comprised of those securities in the Russell 2000 Index which have lower price-to-book ratios and lower forecasted growth values.

**<F23> The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra Opportunity Fund
SCHEDULE OF INVESTMENTS
December 31, 2001 (Unaudited)

Number of Shares                                                       Value
----------------                                                       -----
            COMMON STOCKS  97.2%
            Apparel Manufacturer  2.0%
  29,900    Tommy Hilfiger Corp.*<F24>                             $   411,125
                                                                   -----------

            Autos & Trucks  2.6%
  10,200    BorgWarner, Inc.                                           532,950
                                                                   -----------

            Banks and Savings & Loans  13.2%
  13,500    American Financial Holdings, Inc.                          343,035
  21,000    The Colonial BancGroup, Inc.                               295,890
  14,800    Commercial Federal Corp.                                   347,800
  12,500    First Bell Bancorp, Inc.                                   174,375
  26,600    Local Financial Corp.*<F24>                                372,134
  17,200    Seacoast Financial Services Corp.                          294,980
  30,600    Sovereign Bancorp, Inc.                                    374,544
   7,470    Washington Federal, Inc.                                   192,577
  23,300    Waypoint Financial Corp.                                   351,364
                                                                   -----------
                                                                     2,746,699
                                                                   -----------

            Building Products  7.0%
  19,000    NCI Building Systems, Inc.*<F24>                           336,300
  16,800    Texas Industries, Inc.                                     619,920
  13,300    York International Corp.                                   507,129
                                                                   -----------
                                                                     1,463,349
                                                                   -----------

            Chemicals  10.5%
  13,100    Albemarle Corp.                                            314,400
  40,600    Crompton Corp.                                             365,400
  19,400    Cytec Industries Inc.*<F24>                                523,800
  19,750    Ferro Corp.                                                509,550
  22,900    Spartech Corp.                                             470,595
                                                                   -----------
                                                                     2,183,745
                                                                   -----------

            Consulting Services  2.0%
   9,800    MAXIMUS, Inc.*<F24>                                        412,188
                                                                   -----------

            Consumer Durables  12.7%
  14,750    CLARCOR Inc.                                               400,462
  12,900    Furniture Brands International, Inc.*<F24>                 413,058
  14,800    Harman International Industries, Inc.                      667,480
   9,600    Mohawk Industries, Inc.*<F24>                              526,848
  18,600    Snap-on Inc.                                               626,076
                                                                   -----------
                                                                     2,633,924
                                                                   -----------

            Electronic Technology  3.1%
  19,400    Belden Inc.                                                456,870
  11,800    CTS Corp.                                                  187,620
                                                                   -----------
                                                                       644,490
                                                                   -----------

            Housing  2.3%
  27,700    Clayton Homes, Inc.                                        473,670
                                                                   -----------

            Human Resources  3.8%
  19,800    CDI Corp.*<F24>                                            376,200
  57,200    MPS Group, Inc.*<F24>                                      408,408
                                                                   -----------
                                                                       784,608
                                                                   -----------

            Industrial Services  4.0%
  25,900    Dycom Industries, Inc.*<F24>                               432,789
  13,800    Quanex Corp.                                               390,540
                                                                   -----------
                                                                       823,329
                                                                   -----------

            Machinery  1.8%
  21,200    Joy Global Inc.*<F24>                                      356,160
     700    Regal-Beloit Corp.                                          15,260
                                                                   -----------
                                                                       371,420
                                                                   -----------

            Metal Products  3.0%
   7,000    Lawson Products, Inc.                                      182,000
  15,400    Precision Castparts Corp.                                  435,050
                                                                   -----------
                                                                       617,050
                                                                   -----------

            Networking Products  1.0%
   3,900    Black Box Corp.*<F24>                                      206,232
                                                                   -----------

            Oil & Gas  6.8%
  14,600    Noble Affiliates, Inc.                                     515,234
   9,800    Patterson-UTI Energy, Inc.*                                228,438
  28,100    Vectren Corp.                                              673,838
                                                                   -----------
                                                                     1,417,510
                                                                   -----------

            Printing & Publishing  2.8%
  19,600    Banta Corp.                                                578,592
                                                                   -----------

            Producer Manufacturing  7.1%
  25,700    Buckeye Technologies Inc.*<F24>                            295,550
  14,830    Griffon Corp.*<F24>                                        222,450
  18,500    HON INDUSTRIES Inc.                                        511,525
  17,700    KEMET Corp.*<F24>                                          314,175
   6,500    Standex International Corp.                                141,375
                                                                   -----------
                                                                     1,485,075
                                                                   -----------

            Real Estate Investment Trusts  2.6%
   9,000    First Industrial Realty Trust, Inc.                        279,900
   9,600    Prentiss Properties Trust                                  263,520
                                                                   -----------
                                                                       543,420
                                                                   -----------

            Rehabilitation Centers  1.6%
  11,100    RehabCare Group, Inc.*<F24>                                328,560
                                                                   -----------

            Retailing & Restaurants  5.2%
  41,900    Casey's General Stores, Inc.                               624,310
  16,000    IHOP Corp.*<F24>                                           468,800
                                                                   -----------
                                                                     1,093,110
                                                                   -----------

            Software  1.0%
  14,000    MSC.Software Corp.*<F24>                                   218,400
                                                                   -----------

            Telecommunications Equipment  1.1%
  10,900    Andrew Corp.*<F24>                                         238,601
                                                                   -----------

            TOTAL COMMON STOCKS
              (cost $16,398,829)                                    20,208,047
                                                                   -----------

Principal Amount
----------------
            SHORT-TERM INVESTMENTS  2.7%
            Variable Rate Demand Notes  2.7%
$  7,663    American Family Financial Services Inc., 1.6531%             7,663
 186,521    Wisconsin Corporate Central Credit Union, 1.5956%          186,521
 365,199    Wisconsin Electric Power Co., 1.6531%                      365,199
                                                                   -----------
                                                                       559,383
                                                                   -----------

            TOTAL SHORT-TERM INVESTMENTS
              (cost $559,383)                                          559,383
                                                                   -----------

            TOTAL INVESTMENTS  99.9%
              (cost $16,958,212)                                    20,767,430

            Other Assets, less Liabilities  0.1%                        21,061
                                                                   -----------

            NET ASSETS  100.0%                                     $20,788,491
                                                                   -----------
                                                                   -----------

*<F24>  Non-income producing

See notes to financial statements.

Frontegra Opportunity Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001 (Unaudited)

ASSETS:
Investments at value (cost $16,958,212)                            $20,767,430
Interest and dividend receivable                                        23,338
Receivable for investments sold                                        117,025
Deferred organizational costs, net                                       4,662
Other assets                                                             4,100
                                                                   -----------
Total assets                                                        20,916,555
                                                                   -----------

LIABILITIES:
Payable for investments purchased                                       90,227
Accrued investment advisory fee                                          5,234
Accrued expenses                                                        32,603
                                                                   -----------
Total liabilities                                                      128,064
                                                                   -----------
NET ASSETS                                                         $20,788,491
                                                                   -----------
                                                                   -----------

NET ASSETS CONSIST OF:
Paid in capital                                                    $16,501,239
Undistributed net investment income                                     47,625
Undistributed net realized gain                                        430,409
Net unrealized appreciation on investments                           3,809,218
                                                                   -----------
NET ASSETS                                                         $20,788,491
                                                                   -----------
                                                                   -----------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                         100,000,000
Issued and outstanding                                                 552,251
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE          $37.64
                                                                        ------
                                                                        ------

See notes to financial statements.

Frontegra Opportunity Fund
STATEMENT OF OPERATIONS

                                                              SIX MONTHS ENDED
                                                             DECEMBER 31, 2001
                                                                (UNAUDITED)
                                                             -----------------
INVESTMENT INCOME:
Dividends                                                        $  131,366
Interest                                                              8,246
                                                                 ----------
                                                                    139,612
                                                                 ----------

EXPENSES:
Investment advisory fees                                             59,443
Fund administration and accounting fees                              25,328
Audit fees                                                            7,240
Legal fees                                                            6,320
Federal and state registration fees                                   6,216
Custody fees                                                          5,480
Shareholder servicing fees                                            5,336
Amortization of organizational costs                                  4,072
Directors' fees and related expenses                                  1,260
Reports to shareholders                                                 552
Other                                                                   665
                                                                 ----------
Total expenses before waiver and reimbursement                      121,912
Waiver and reimbursement of expenses by Adviser                     (39,607)
                                                                 ----------
Net expenses                                                         82,305
                                                                 ----------
NET INVESTMENT INCOME                                                57,307
                                                                 ----------

REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
Net realized gain on investments                                    559,371
Change in net unrealized
  appreciation on investments                                       441,450
                                                                 ----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS                                             1,000,821
                                                                 ----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                      $1,058,128
                                                                 ----------
                                                                 ----------

See notes to financial statements.

Frontegra Opportunity Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                             SIX MONTHS ENDED
                                             DECEMBER 31, 2001     YEAR ENDED
                                                (UNAUDITED)       JUNE 30, 2001
                                             -----------------    -------------

OPERATIONS:
Net investment income                           $    57,307        $   179,370
Net realized gain on investments                    559,371          1,788,948
Change in net unrealized
  appreciation on investments                       441,450          2,726,811
                                                -----------        -----------
Net increase in net assets
  resulting from operations                       1,058,128          4,695,129
                                                -----------        -----------

DISTRIBUTIONS
  PAID FROM:
Net investment income                               (66,837)          (198,207)
Net realized gain on investments                   (655,363)                --
                                                -----------        -----------
Decrease in net assets resulting
  from distributions paid                          (722,200)          (198,207)
                                                -----------        -----------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                       1,350,833          2,674,338
Shares issued to holders in
  reinvestment of distributions                     722,200            198,207
Shares redeemed                                      (7,883)        (7,185,984)
                                                -----------        -----------
Net increase (decrease) in net assets
  resulting from capital share transactions       2,065,150         (4,313,439)
                                                -----------        -----------

TOTAL INCREASE IN NET ASSETS                      2,401,078            183,483
                                                -----------        -----------

NET ASSETS:
Beginning of period                              18,387,413         18,203,930
                                                -----------        -----------
End of period
  (includes undistributed
  net investment income of
  $47,625 and $57,155, respectively)            $20,788,491        $18,387,413
                                                -----------        -----------
                                                -----------        -----------

See notes to financial statements.

Frontegra Opportunity Fund
FINANCIAL HIGHLIGHTS

                                           SIX MONTHS                                      EIGHT
                                              ENDED          YEAR           YEAR          MONTHS          YEAR          PERIOD
                                          DECEMBER 31,       ENDED          ENDED          ENDED          ENDED          ENDED
                                              2001         JUNE 30,       JUNE 30,       JUNE 30,      OCTOBER 31,    OCTOBER 31,
                                           (UNAUDITED)       2001           2000           1999           1998       1997(1)<F25>
                                          ------------     --------       --------       --------      -----------   ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                        $37.02         $28.21         $32.02         $27.93         $32.22         $30.00

INCOME (LOSS)
  FROM INVESTMENT
  OPERATIONS:
Net investment income                          0.10           0.42           0.27           0.07           0.26           0.04
Net realized and unrealized
  gain (loss) on investments                   1.94           8.84          (2.44)          4.23          (4.52)          2.18
                                             ------         ------         ------         ------         ------         ------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS                        2.04           9.26          (2.17)          4.30          (4.26)          2.22
                                             ------         ------         ------         ------         ------         ------

LESS DISTRIBUTIONS
  PAID:
From net investment income                    (0.13)         (0.45)         (0.22)         (0.21)         (0.03)            --
From net realized gain
  on investments                              (1.29)            --          (1.42)            --             --             --
                                             ------         ------         ------         ------         ------         ------
TOTAL DISTRIBUTIONS PAID                      (1.42)         (0.45)         (1.64)         (0.21)         (0.03)            --
                                             ------         ------         ------         ------         ------         ------

NET ASSET VALUE,
  END OF PERIOD                              $37.64         $37.02         $28.21         $32.02         $27.93         $32.22
                                             ------         ------         ------         ------         ------         ------
                                             ------         ------         ------         ------         ------         ------

TOTAL RETURN(2)<F26>                          5.58%         33.02%        (6.67)%         15.49%       (13.24)%          7.40%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period
  (in thousands)                            $20,788        $18,387        $18,204        $17,211         $6,827         $5,900
Ratio of expenses to
  average net assets(3)<F27>(4)<F28>          0.90%          0.90%          0.90%          0.90%          0.90%          0.90%
Ratio of net investment
  income to average
  net assets(3)<F27>(4)<F28>                  0.62%          1.05%          0.97%          1.00%          0.92%          2.61%
Portfolio turnover rate(2)<F26>                 25%            81%            64%            38%            54%             9%

(1)<F25>  Commenced operations on July 31, 1997.
(2)<F26>  Not annualized for periods less than a full year.
(3)<F27> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 1.33%, 1.33%, 1.44%, 1.73%, 2.53% and 12.02%
          and the ratio of net investment income (loss) to average net assets would have been 0.19%, 0.62%, 0.43%, 0.17%, (0.71)% and (8.51)% for the periods ended December 31, 2001, June 30, 2001, June 30, 2000, June 30, 1999, October 31, 1998 and October 31, 1997, respectively.
(4)<F28>  Annualized.

See notes to financial statements.

                                   FRONTEGRA
                                  GROWTH FUND

REPORT FROM NORTHERN CAPITAL MANAGEMENT, LLC:

In the wake of the terrorist attacks on Washington and New York, the major equity indices appear to have achieved what has been a long awaited market bottom. After 18 months of negative returns, stocks rebounded in the fourth quarter producing gains of over 10%. The September reversal proved to be especially fortuitous for the Fund, which gained 18% during the fourth quarter - significantly outpacing both the S&P 500 and Russell 1000 Growth Indices. For the full year 2001, the Fund was down 0.5%. Although we are disappointed to have to report two consecutive years of negative returns, our performance during 2001 was quite respectable when compared with the S&P 500 and the Russell 1000 Growth Indices, which were down 11.9% and 20.4%. Over the three-year period ending December 31, 2001 the Fund produced a positive cumulative total return of 12.6% compared to losses in the large-cap indices.

                            4TH QUARTER       CALENDAR YEAR        3 YEARS
                          9/30/01-12/31/01  12/31/00-12/31/01 12/31/98-12/31/01
                          ----------------  ----------------- -----------------
  FRONTEGRA GROWTH FUND        +18.0%             -0.5%             +12.6%
  S&P 500 Index                +10.7%            -11.9%              -3.1%
  Russell 1000 Growth Index    +15.1%            -20.4%             -17.8%

The Frontegra Growth Fund's strong performance vs. the market has recently drawn attention from industry publications like The Wall Street Journal and USA Today. In fact, the Journal rated your Fund as the second best performing fund in 2001 from a list of over 600 large-cap diversified funds. The results reflect the success of our investment process, which focuses on owning high-quality growth companies with compelling expected returns. The large decline in the indices during 2001 resulted from stocks that were formerly the most expensive and where the growth prospects were speculative - stocks we were able to avoid.

THE LAST THREE YEARS:  TESTING THE RESOLVE OF INVESTORS

In the last 50 years, there has never been a three-year period that provided a more rigorous test of an investor's philosophy and process. During the second half of the nineties, we witnessed one of the strongest bull markets in history. Numerous technology stocks gained over 100% in a matter of months and many stocks were priced at over 100 times earnings - while many more did not even have earnings. These heady times were followed by a very difficult period for both the stock market and our nation, as the attacks on September 11th put an exclamation point on the economic slowdown while taking a tragic human toll as well. Both stock prices and earnings have fallen in reaction to the slowing economy, and we are only now starting to see light at the end of the tunnel.

The graph below displays the performance of the S&P 500 Index, the Russell 1000 Growth Index, the NASDAQ, and the Russell 1000 Value Index since 1994. The S&P 500 Index is considered the proxy for the overall stock market, while the other indices represent returns more closely associated with specific styles of investing, such as those experienced by traditional growth, aggressive growth and value investors.

MARKET INDEX PERFORMANCE

      S&P 500 Index, NASDAQ and the Russell 1000 Growth and Value Indices

           S&P 500        Russell 1000        Russell 1000          NASDAQ
            Index         Growth Index         Value Index        Composite
            -----         ------------         -----------        ---------
12/94       100.00           100.00              100.00             100.00
            100.35            99.42              101.45              99.70
            101.53           100.82              102.34             101.36
            101.28           100.69              102.13             101.34
            102.54           101.93              103.16             100.92
            104.42           104.13              105.03             102.67
            105.15           105.41              105.37             105.12
            105.33           105.13              105.88             104.66
            106.72           106.41              107.16             105.20
            106.22           106.60              106.13             106.23
            107.21           107.48              106.82             106.68
            108.54           109.16              107.48             107.50
            109.73           110.31              108.53             108.87
            109.74           109.52              109.52             108.68
            111.07           110.32              111.09             108.34
            111.70           111.36              111.62             110.73
            111.56           110.21              111.91             109.51
            112.97           111.92              112.98             112.24
            114.25           113.00              114.27             112.18
            115.56           114.58              115.80             114.23
            114.27           113.16              114.52             114.98
            115.33           114.30              115.50             115.95
            117.32           115.94              117.87             116.09
            116.34           115.67              116.28             117.61
            119.03           118.85              118.33             120.84
            121.23           121.53              120.14             124.86
            120.21           120.28              119.32             124.14
            122.85           122.94              122.31             128.96
            123.65           124.42              122.58             132.90
            122.29           122.27              121.67             127.90
            124.38           125.45              123.59             133.69
            123.58           123.81              123.42             131.80
            122.83           123.85              122.46             133.53
            123.82           125.34              123.65             137.15
            124.05           125.12              124.23             135.64
            124.95           125.33              126.08             135.58
            126.97           128.10              127.80             140.97
            129.40           130.12              130.11             139.78
            129.11           131.22              128.49             140.09
            129.77           131.20              129.75             138.78
            129.43           130.24              129.59             134.59
            129.90           130.56              130.77             135.43
            130.58           131.84              130.73             138.24
            128.89           130.52              128.36             136.38
            131.38           133.82              130.74             141.72
            131.96           134.42              131.06             141.48
            133.68           135.29              132.87             138.97
            133.70           134.37              133.57             137.00
            135.35           136.14              135.57             140.34
            137.75           138.63              136.97             141.29
            137.57           137.20              137.08             137.04
            136.62           136.28              136.94             139.22
12/95       137.59           137.18              138.36             139.92
            137.79           136.43              138.70             137.44
            134.53           133.25              135.69             134.08
            136.79           135.83              137.66             135.44
            138.99           138.81              139.25             138.43
            142.26           142.16              142.40             142.58
            146.94           147.10              146.29             145.57
            145.17           145.54              145.05             145.05
            147.69           148.48              147.00             148.65
            144.47           144.49              144.68             144.43
            142.13           142.81              142.11             141.46
            143.99           145.03              143.56             146.23
            146.08           145.85              146.60             146.58
            144.97           144.54              146.19             146.47
            147.34           146.91              148.24             148.71
            143.11           142.71              143.79             146.41
            145.02           145.37              145.12             151.43
            146.93           148.13              146.65             157.84
            144.34           146.09              144.51             157.53
            146.80           146.30              144.97             159.95
            150.74           152.88              149.35             165.15
            152.95           154.91              151.02             165.94
            150.90           153.53              148.59             165.36
            151.93           154.71              149.01             163.54
            150.33           153.18              147.76             161.34
            150.57           152.62              147.87             156.32
            151.48           153.74              148.71             157.59
            148.56           150.34              146.34             154.04
            146.10           145.70              144.84             146.75
            144.44           144.87              142.69             145.98
            143.80           144.24              142.13             143.55
            149.93           150.63              147.79             149.60
            149.92           150.28              147.76             151.24
            150.72           151.10              149.09             150.76
            151.18           151.56              149.72             152.01
            147.84           148.47              147.18             151.80
            147.84           148.47              147.18             151.52
            154.51           155.66              152.50             158.08
            156.04           158.31              152.88             162.20
            155.91           159.14              152.62             163.58
            159.41           161.98              156.63             165.91
            159.31           161.73              156.34             166.00
            161.65           163.34              158.81             165.23
            159.40           159.74              157.57             162.59
            160.15           159.97              158.87             162.48
            166.40           167.77              163.33             167.23
            168.04           169.12              165.06             167.80
            170.63           170.26              168.45             169.47
            172.60           172.27              170.47             171.90
            168.71           168.56              167.14             171.24
            166.29           166.58              164.25             170.87
            170.93           170.20              168.98             171.36
12/96       172.82           171.49              171.27             171.74
            170.86           170.41              169.43             174.30
            173.54           173.32              172.07             177.14
            177.38           177.29              175.51             179.40
            176.10           176.88              173.82             181.37
            179.75           180.74              176.46             183.50
            180.65           180.76              177.51             180.56
            185.06           184.78              182.04             181.82
            183.59           182.33              180.99             177.45
            181.16           179.52              179.05             174.08
            184.51           182.30              182.86             174.45
            181.90           179.82              179.91             171.95
            179.84           176.52              178.50             166.77
            177.56           174.84              175.72             166.17
            173.93           172.47              171.09             164.47
            169.36           167.07              167.80             160.50
            175.97           173.79              172.58             162.58
            175.76           172.60              172.12             160.82
            186.78           184.58              182.37             173.59
            189.61           187.61              185.06             177.54
            190.91           189.01              186.22             178.30
            194.94           193.81              188.94             184.81
            195.30           194.14              189.91             186.22
            197.62           195.24              193.10             186.82
            205.84           203.02              200.08             189.24
            207.11           204.87              201.50             192.44
            204.54           202.51              198.83             191.25
            211.43           209.12              204.97             195.17
            211.47           210.98              204.17             199.83
            211.17           212.96              202.45             205.86
            216.60           217.77              207.64             208.73
            218.64           218.64              211.36             212.02
            215.54           215.59              208.65             212.58
            208.11           207.32              204.45             207.73
            213.43           212.32              208.60             212.60
            207.94           206.91              205.37             211.09
            214.86           213.95              211.16             217.53
            213.76           212.27              211.59             219.34
            219.99           217.83              217.95             223.46
            218.85           216.79              216.98             223.71
            223.47           220.96              221.70             228.19
            224.02           222.67              221.95             231.27
            218.74           215.88              218.34             221.67
            218.17           214.82              218.73             219.55
            212.00           209.07              211.70             211.93
            215.10           212.63              213.84             213.10
            215.39           213.11              213.10             210.58
            223.52           219.93              221.84             215.54
            221.82           217.95              221.06             212.85
            228.49           224.45              228.04             217.29
            221.52           215.20              223.10             204.34
            220.01           213.96              222.26             202.77
12/97       217.63           211.55              220.56             200.99
            226.71           221.76              227.50             210.32
            215.78           212.08              215.33             199.91
            223.67           219.90              222.79             207.84
            222.78           220.58              220.40             209.58
            228.12           226.98              224.29             215.35
            235.73           234.59              231.54             225.32
            237.61           236.73              233.76             227.46
            240.97           240.50              236.28             229.82
            244.58           244.05              239.39             235.45
            246.18           243.57              242.64             233.19
            249.28           246.64              246.28             235.61
            256.44           250.87              255.40             237.93
            255.63           251.63              253.28             242.52
            262.02           259.31              257.73             246.74
            259.31           254.50              257.31             242.07
            262.14           255.74              262.06             248.23
            258.70           255.33              255.57             248.55
            261.85           257.83              258.85             249.14
            258.92           256.56              254.86             247.93
            259.27           254.58              255.83             245.59
            259.74           254.19              256.29             240.04
            255.23           249.99              251.94             236.56
            260.70           255.25              256.19             237.10
            257.29           252.79              251.87             232.07
            257.74           255.23              250.32             236.89
            265.42           265.18              254.72             248.62
            268.55           267.50              258.59             251.88
            272.86           274.51              260.31             258.40
            278.14           281.75              263.06             267.14
            267.39           269.59              254.01             256.79
            262.76           263.55              250.67             249.00
            262.76           263.55              250.67             245.59
            249.38           252.83              236.28             238.07
            253.79           257.93              237.43             239.06
            241.17           244.42              224.37             218.05
            228.75           229.86              214.59             208.32
            237.12           237.98              221.71             218.31
            239.79           240.50              226.76             221.26
            245.60           247.79              230.24             231.87
            235.80           233.59              225.51             214.77
            231.61           226.99              220.68             198.48
            248.58           246.70              235.05             215.56
            251.95           252.99              236.46             225.26
            258.63           260.59              243.09             235.57
            268.69           272.17              251.91             246.90
            265.22           269.40              247.70             245.76
            274.19           280.51              254.15             256.42
            281.07           287.45              260.26             268.16
            277.47           285.53              256.07             266.39
            275.15           284.00              251.68             269.87
            280.28           289.71              255.93             277.43
12/98       289.32           302.02              261.16             287.65
            290.11           305.69              263.07             291.60
            301.04           314.25              274.72             311.77
            293.55           308.69              265.83             312.28
            289.31           303.17              262.58             311.04
            302.24           323.64              265.17             333.25
            292.82           310.68              260.01             315.66
            290.76           307.96              258.10             308.78
            292.97           308.96              261.57             303.69
            292.85           308.86              261.43             304.28
            301.76           317.60              269.40             310.80
            306.39           322.18              273.07             316.71
            307.54           324.51              272.12             321.99
            303.65           321.86              267.67             321.72
            306.32           327.43              267.51             331.58
            319.34           340.65              278.17             344.84
            312.42           324.13              283.62             330.34
            321.41           335.45              290.40             344.52
            316.36           325.54              291.76             338.16
            318.78           324.43              297.55             332.95
            317.26           324.34              295.72             336.17
            315.54           322.92              294.39             335.14
            308.89           315.53              288.55             328.54
            315.12           324.47              290.67             329.58
            307.14           313.02              286.88             325.53
            318.85           324.91              296.85             340.90
            312.33           320.46              288.88             339.47
            330.44           343.50              300.20             364.52
            333.43           347.67              301.13             371.44
            337.14           354.53              301.96             380.94
            322.47           334.65              293.98             358.05
            315.85           326.91              288.24             350.88
            309.23           317.10              282.88             338.84
            315.86           325.93              286.64             350.79
            318.04           329.22              287.49             352.19
            320.88           337.63              284.90             366.89
            323.14           343.40              284.02             378.09
            321.87           344.25              281.01             383.94
            318.12           340.22              277.09             381.62
            304.30           325.39              265.89             364.44
            305.70           326.43              266.35             363.96
            318.46           343.17              274.24             383.87
            297.36           319.78              258.52             363.29
            310.32           332.49              269.67             374.56
            325.01           349.83              283.26             394.49
            326.82           356.76              282.68             412.56
            333.14           365.45              285.65             428.37
            339.42           376.46              288.03             448.06
            338.18           379.58              282.65             458.51
            342.30           384.41              286.95             468.19
            338.47           385.09              280.81             481.44
            339.52           389.88              276.39             499.10
12/99       348.49           403.79              280.68             527.88
            351.15           407.05              282.40             541.16
            344.63           396.96              279.47             516.33
            350.33           408.31              283.24             540.49
            344.66           407.40              276.67             563.25
            325.31           380.98              265.90             516.93
            340.74           405.85              270.58             564.41
            331.96           402.09              259.39             584.53
            322.22           392.41              252.04             586.70
            319.24           398.71              244.73             610.47
            337.51           421.05              260.37             653.60
            334.23           419.56              256.01             671.39
            350.96           430.62              273.43             638.08
            366.07           450.52              282.43             660.01
            359.21           436.06              283.75             608.12
            363.57           440.44              285.27             591.31
            325.29           374.38              271.33             441.68
            344.02           403.25              278.95             484.58
            348.40           415.31              280.44             513.41
            343.70           408.65              276.45             507.58
            341.11           396.10              281.30             469.31
            337.82           389.18              280.58             450.88
            330.93           378.80              277.43             426.23
            354.87           417.41              290.93             507.13
            350.05           413.19              285.49             515.30
            351.95           419.74              281.01             513.40
            346.45           412.69              278.38             511.38
            349.66           424.29              270.45             527.44
            349.66           424.29              270.45             535.03
            363.14           443.38              280.91             564.68
            356.00           432.05              277.36             544.50
            341.56           400.62              272.57             487.13
            352.02           411.21              283.81             503.67
            354.30           412.70              286.78             503.95
            359.16           425.35              286.52             522.68
            362.74           435.88              287.31             537.62
            366.33           445.29              289.92             563.11
            360.04           425.35              292.09             529.07
            353.22           413.77              290.72             510.03
            349.13           414.20              285.41             505.85
            346.28           401.47              291.72             488.43
            339.76           384.69              288.18             446.97
            331.40           375.84              280.34             441.08
            336.91           386.73              282.68             463.21
            332.76           370.31              287.52             435.98
            344.22           388.02              296.21             459.01
            329.68           354.24              293.08             402.81
            330.22           357.14              290.07             402.57
            323.98           347.03              285.87             386.24
            317.70           328.35              287.46             351.79
            330.98           354.88              295.05             387.98
            317.11           330.42              288.64             352.85
12/00       315.64           318.34              293.42             334.73
            319.18           315.78              302.21             328.54
            313.93           308.45              295.24             320.18
            318.87           323.61              295.11             349.29
            324.75           336.76              294.00             368.42
            327.77           337.44              298.99             369.87
            326.54           328.02              302.92             353.81
            318.24           309.25              302.94             328.60
            315.16           305.15              302.15             322.54
            301.72           287.39              292.45             300.88
            298.98           276.59              295.79             281.61
            298.92           271.42              298.24             272.99
            278.90           249.94              280.64             251.46
            276.33           253.98              272.98             256.49
            281.34           249.78              284.51             244.73
            273.73           239.58              277.80             228.78
            287.13           260.00              286.28             260.84
            301.58           283.73              293.32             287.70
            304.06           279.49              300.37             276.04
            307.44           287.35              301.52             291.44
            302.50           279.34              298.50             280.26
            313.88           291.48              308.99             292.42
            310.48           290.00              305.37             299.36
            306.42           280.34              305.24             285.84
            307.52           285.23              303.79             294.58
            295.30           266.96              296.09             269.75
            298.00           268.54              299.37             270.60
            297.81           270.81              298.40             287.41
            289.75           259.63              293.93             266.52
            295.90           266.15              297.86             277.25
            294.74           263.92              297.29             269.88
            293.55           262.92              296.26             269.84
            295.74           265.51              298.54             274.79
            289.97           257.45              295.26             260.18
            283.22           249.40              290.83             248.29
            288.85           255.72              294.61             254.91
            276.42           242.45              285.84             240.10
            264.83           230.15              276.34             224.44
            266.48           232.15              276.92             225.46
            235.67           202.68              247.09             189.26
            254.10           218.24              265.72             199.32
            261.64           228.11              269.26             213.48
            266.63           235.70              271.78             226.53
            262.22           231.98              267.11             222.26
            269.83           240.60              272.83             235.25
            265.68           236.22              268.73             232.16
            273.89           244.95              274.99             243.16
            278.50           250.61              278.83             252.48
            281.40           252.83              282.20             253.10
            278.82           251.76              278.75             256.74
            283.54           255.74              284.47             268.80
            274.98           248.06              275.98             259.74
12/01       280.38           252.26              281.88             258.77

Investment experts, academic scholars and individual investors continue to debate about which investment approach will provide the best results. In its simplest form, the argument revolves around which approach provides the greatest opportunity for beating the market over the long-term - index funds, traditional
growth investing, aggressive growth stocks or value investingo   The graph above
indicates that the different styles, when measured over an adequate time horizon, result in approximately the same level of return. This fact supports our belief that no generic style-based approach can maintain a long-term performance advantage as each strategy has advantages and shortcomings.

S&P 500 INDEX FUNDS -- The major issue with index funds is that their largest holdings are typically stocks that are trading at or near highs, while they have limited exposure to companies that have under performed the market and may be trading at very compelling levels. This approach goes against the old adage of "buy low and sell high," with the end result being an average return with poor risk management.

TRADITIONAL GROWTH FUNDS -- Growth funds typically outperform during bull markets when earnings are accelerating and P/E ratios are expanding. The problem is that it becomes increasingly difficult for many of these companies to maintain above market earnings growth over the long-term. When the economy slows down, these high-expectation companies tend to perform poorly as their high P/E multiples are no longer justified when their earnings growth declines to more typical levels.

AGGRESSIVE GROWTH FUNDS -- These investors de-emphasize valuation parameters and focus solely on owning what are considered the hottest stocks. The result is boom-and-bust performance with huge volatility but no long-term performance advantage. The difficulty in building portfolios of the fastest growing companies is that only a few possess the competitive position that will enable them to achieve their long-term growth targets. At inflection points, these more speculative positions produce dramatic losses (as displayed by the performance of the NASDAQ in the previous chart).

TRADITIONAL VALUE FUNDS -- While value funds can be the safest place to invest during market declines they can also be the most frustrating and slowest growing during bull markets. Value investors focus on buying companies that sell at a significant discount from their intrinsic value with the hope that they will be able to sell them when they reach their target prices. This approach can deliver above-average returns for investors, with skill in valuing companies and a disciplined approach to setting buy and sell targets. However, many value funds are not able to produce consistent returns, as they do not own market-leading companies trading at compelling discounts. Instead, they gravitate toward companies with little or no growth prospects, declining margins, poor competitive positions and inactive management as these companies often have low P/E multiples but they may not be trading at discounts from their true worth.

THE BEST APPROACH EMPLOYS COMMON SENSE, HARD WORK, AND DISCIPLINE

We believe an investment approach that combines the positive attributes of each of the style-based approaches discussed above may provide the ability to consistently outperform the market. To succeed the process must be opportunistic in the search of compelling buy candidates while also focusing on the discipline of selling when risks are high and future return potential limited. To be able to beat the market over the long-term requires a process that will most likely include some combination of the following attributes:

     o Skill in conducting fundamental research on the companies considered for ownership

     o Disciplined approach for evaluating expected returns and setting buy/sell targets

     o Focus on the long-term rather than blindly following the trends of the market

     o The ability to realize when mistakes are made and the fortitude to move on

     o An understanding of their skills and the presence to develop a process that compliments them

Northern Capital's investment process is driven by fundamental bottom-up research with an emphasis on growth companies with sustainable competitive advantages. Our portfolios are constructed from those companies where we believe the current stock price does not fully reflect the expected value of the future growth. The overlay of a consistent buy/sell discipline allows us to be opportunistic while also controlling for speculative risk. We believe it is a process that possesses the attributes necessary to be able to stand the test of time.

We are pleased to report that our process, and more notably our people, performed admirably through both the highs and lows of the last three years. Over the entire period, we delivered investment results that exceeded those of not only the broad market, but also each of the major large-cap style indices described above. While we are proud of our results, these achievements are bittersweet given the magnitude of the events that impacted the economy during this period - from the attacks of September 11th to the widespread layoffs through numerous industries. We remain optimistic that better days lie ahead.

CURRENT MARKET ENVIRONMENT AND OUTLOOK

The slowing economy and poor corporate earnings growth combined to make for a very difficult backdrop for equity investing over the past 12 months. We are increasingly confident that the aggressive action by the Fed in lowering interest rates and the positive impact of the tax cuts are going to produce an economic recovery within the next six months. We expect the market's earnings growth to be 10% or more in 2002 - a very favorable comparison to the decline of almost 25% experienced in 2001. As profits improve, so will capital spending by corporations, which will be welcome news to many technology and capital equipment companies. This should also produce renewed spending on advertising, benefiting our ownership in companies like Liberty Media and AOL Time Warner.

While we expect overall consumer spending to improve in 2002, we don't believe there is significant pent-up demand for big-ticket items, as low interest rates enabled most consumers to continue buying cars and houses despite the economic slowdown. Given this outlook, we are increasing our holdings in the healthcare and services sectors and reducing our exposure to some of the more cyclical areas such as retail and industrials. These changes will be very modest, as we do not see any theme or sector that is likely to be a dominant driver for the market over the next few years. Instead, we continue to seek the most attractive stocks within each sector based on our evaluation of each company's individual growth prospects.

STOCK HIGHLIGHTS -- RECENT WINNERS AND CURRENT TOP TEN POSITIONS*<F29>

Here is a quick summary of some of the stocks that contributed the most to the Fund's performance during 2001 - the returns are representative of the gains we achieved during our holding periods and may not reflect the actual performance for the calendar year.

CENDANT CORP (CD) +104% -- provides travel, real estate, hospitality and financial services. After a meaningful decline during 2000, the stock was up strongly in 2001 on the strength of improving earnings expectations.

IDEC PHARMACEUTICALS (IDPH) +71% -- develops and manufactures immunotherapeutic products. Its antibody-based products are designed to harness a patient's own immune mechanisms to fight disease. We were able to buy the stock in March for $40 and ride a wave of positive news before selling the stock in November for $68.

SIEBEL SYSTEMS (SEBL) +90% -- provides sales and marketing information software systems. This fast growing software company has high market share and strong revenue growth - two key variables that demonstrate strong competitive advantage.

CDW COMPUTER CENTERS (CDWC) +64% -- sells computer hardware and peripherals, accessories, networking products, and software. In a very tough business, this company continues to gain share by focusing on excellent prices and strong customer service. We now buy almost 90% of our computer peripherals and supplies from CDW and we could not be happier about both the pricing and service.

MICROSOFT (MSFT) +52% -- develops software for personal computers such as "Windows" and their industry leading "Office" brand productivity tools. This traditional favorite had a strong 2001 as investors stopped focusing on the government's lawsuit and refocused on new product initiatives such as "Windows XP".

TARGET CORP. (TGT) +45% -- operates retail stores under the Target, Mervyn's, Marshall Field's and Dayton's brand names. Target continues to benefit by taking market share and further differentiating itself from its major competitor, Wal-Mart. The stock performed well in 2001 as consumer spending held up despite higher levels of unemployment.

       TEN LARGEST HOLDINGS AS OF 12/31/01

       NAME                          TICKER          POSITION SIZE
       ----                          ------          -------------
       General Electric                GE                 4.4%
       Fannie Mae                     FNM                 3.7%
       Schering Plough                SGP                 3.6%
       Kroger                          KR                 3.2%
       AOL Time Warner                AOL                 3.2%
       Bristol Myers Squib            BMY                 3.1%
       AT&T Corp.                      T                  2.7%
       Microsoft                      MSFT                2.6%
       Exxon Mobil                    XOM                 2.6%
       MBNA Corporation               KRB                 2.5%

SUMMARY

It is difficult to summarize both the emotional and economic impact of the events that occurred during 2001. The good news is that we exited a very difficult period with returns that were in the top 1% of funds in our category. The discipline of our process enabled us to make difficult decisions without compromise during very turbulent times, and it now appears the economy is poised to help corporate earnings growth after being a detriment for the past 18 months. This is an environment where stock selection skills should be the key differentiator between the best and worst performing funds, and we are excited about the opportunities to find strong growth companies that will deliver compelling returns.

We thank you for your continued support, and we encourage you to e-mail or write with comments or questions about your Fund.

Sincerely,

/s/Daniel T. Murphy       /s/Brian A. Hellmer           /s/Stephen L. Hawk

Daniel T. Murphy, CFA     Brian A. Hellmer, CFA         Stephen L. Hawk, Ph.D.
President and Chief       Senior Vice President and     Chairman and
Investment Officer        Director of Research          Chief Executive Officer
Northern Capital          Northern Capital              Northern Capital
  Management, LLC           Management, LLC               Management, LLC
dan.murphy@norcap.com     brian.hellmer@norcap.com      steve.hawk@norcap.com

*<F29> The Fund is actively managed. The stocks mentioned may or may not be currently held by the Fund.

INVESTMENT HIGHLIGHTS

Growth of a $10,000 Investment

        Date            Frontegra Growth Fund         S&P 500 Stock Index
        ----            ---------------------         -------------------
       3/18/98*<F30>           $10,000                      $10,000
      3/31/98                  $10,110                      $10,152
      6/30/98                  $10,200                      $10,488
      9/30/98                   $8,580                       $9,444
     12/31/98                  $10,894                      $11,456
      3/31/99                  $11,314                      $12,026
      6/30/99                  $11,945                      $12,874
      9/30/99                  $11,264                      $12,071
     12/31/99                  $13,616                      $13,867
      3/31/00                  $14,179                      $14,186
      6/30/00                  $13,777                      $13,810
      9/30/00                  $13,948                      $13,676
     12/31/00                  $12,322                      $12,607
      3/31/01                  $11,696                      $11,112
      6/30/01                  $12,599                      $11,762
      9/30/01                  $10,393                      $10,036
     12/31/01                  $12,259                      $11,109

*<F30>  3/18/98 commencement of operations.

Portfolio Total Return**<F31>
FOR THE PERIOD ENDED 12/31/01
--------------------------------------------------
ONE YEAR                                   (0.51)%

SINCE COMMENCEMENT
AVERAGE ANNUAL                               5.51%

This chart assumes an initial gross investment of $10,000 made on 3/18/98 (commencement of operations). Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The S&P 500 Stock Index includes 500 common stocks, most of which are listed on The New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

**<F31> The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra Growth Fund
SCHEDULE OF INVESTMENTS
December 31, 2001 (Unaudited)

Number of Shares                                                       Value
----------------                                                       -----
             COMMON STOCKS  101.2%
             Aerospace  3.4%
   4,700     General Dynamics Corp.                                $   374,308
   3,900     United Technologies Corp.                                 252,057
                                                                   -----------
                                                                       626,365
                                                                   -----------

             Banks and Savings & Loans  4.9%
  13,750     Washington Mutual, Inc.                                   449,625
  10,100     Wells Fargo & Co.                                         438,845
                                                                   -----------
                                                                       888,470
                                                                   -----------

             Commercial Services  3.9%
   8,950     H&R Block, Inc.                                           400,065
   9,100     Paychex, Inc.                                             317,135
                                                                   -----------
                                                                       717,200
                                                                   -----------

             Computers & Software  7.6%
  10,500     BEA Systems, Inc.*<F32>                                   161,700
   5,200     DST Systems, Inc.*<F32>                                   259,220
   8,450     Dell Computer Corp.*<F32>                                 229,671
   7,250     Microsoft Corp.*<F32>                                     480,312
   5,475     Seagate Technology, Inc. Tax Refund Right                      --
   8,800     Siebel Systems, Inc.*<F32>                                246,224
                                                                   -----------
                                                                     1,377,127
                                                                   -----------

             Cosmetics & Toiletries  1.1%
   3,150     Colgate-Palmolive Co.                                     181,913
     725     The Gillette Co.                                           24,215
                                                                   -----------
                                                                       206,128
                                                                   -----------

             Electric  2.4%
  27,000     The AES Corp.*<F32>                                       441,450
                                                                   -----------

             Electronic Components & Semiconductors  4.2%
   4,700     Applied Materials, Inc.*<F32>                             188,470
   9,250     Intel Corp.                                               290,913
   9,500     Micron Technology, Inc.*<F32>                             294,500
                                                                   -----------
                                                                       773,883
                                                                   -----------

             Financial  8.3%
   7,350     Citigroup Inc.                                            371,028
   8,600     Fannie Mae                                                683,700
  13,050     MBNA Corp.                                                459,360
                                                                   -----------
                                                                     1,514,088
                                                                   -----------

             Food & Beverages  5.3%
   8,000     The Coca-Cola Co.                                         377,200
  28,300     The Kroger Co.*<F32>                                      590,621
                                                                   -----------
                                                                       967,821
                                                                   -----------

             Healthcare  16.2%
   4,900     Biogen, Inc.*<F32>                                        281,015
   7,300     Boston Scientific Corp.*<F32>                             176,076
  11,025     Bristol-Myers Squibb Co.                                  562,275
   8,000     Human Genome Sciences, Inc.*<F32>                         269,760
  14,400     IMS Health Inc.                                           280,944
   7,800     Merck & Co., Inc.                                         458,640
   7,000     Pfizer Inc.                                               278,950
  18,400     Schering-Plough Corp.                                     658,904
                                                                   -----------
                                                                     2,966,564
                                                                   -----------

             Industrial Gases  1.0%
   3,400     Praxair, Inc.                                             187,850
                                                                   -----------

             Insurance  3.4%
  10,350     AFLAC INC.                                                254,196
   4,550     American International Group, Inc.                        361,270
                                                                   -----------
                                                                       615,466
                                                                   -----------

             Media & Entertainment  8.7%
  18,350     AOL Time Warner Inc.*<F32>                                589,035
  16,425     Charter Communications, Inc. - Class A*<F32>              269,863
  19,450     General Motors Corp. - Class H*<F32>                      300,502
  30,425     Liberty Media Corp. - Class A*<F32>                       425,950
                                                                   -----------
                                                                     1,585,350
                                                                   -----------

             Multi-Sector Companies  8.9%
  19,075     Cendant Corp.*<F32>                                       374,061
  11,200     Comverse Technology, Inc.*<F32>                           250,544
  20,075     General Electric Co.                                      804,606
   3,175     Tyco International Ltd.                                   187,007
                                                                   -----------
                                                                     1,616,218
                                                                   -----------

             Oil & Gas  4.8%
   6,900     Anadarko Petroleum Corp.                                  392,265
  12,200     Exxon Mobil Corp.                                         479,460
                                                                   -----------
                                                                       871,725
                                                                   -----------

             Retailing & Restaurants  4.5%
   5,950     The Home Depot, Inc.                                      303,510
   9,500     McDonald's Corp.                                          251,465
   6,650     Target Corp.                                              272,982
                                                                   -----------
                                                                       827,957
                                                                   -----------

             Scientific Instruments  1.5%
   7,100     Waters Corp.*<F32>                                        275,125
                                                                   -----------

             Telecommunications  11.1%
   9,350     Amdocs Ltd.*<F32>                                         317,620
  26,700     AT&T Corp.                                                484,338
  27,700     Qwest Communications International Inc.                   391,401
  16,450     Sprint Corp. (FON Group)                                  330,316
  11,100     Sprint Corp. (PCS Group)*<F32>                            270,951
  15,825     Tellabs, Inc.*<F32>                                       236,742
                                                                   -----------
                                                                     2,031,368
                                                                   -----------

             TOTAL COMMON STOCKS
               (cost $17,168,749)                                   18,490,155
                                                                   -----------

Principal Amount
----------------
             SHORT-TERM INVESTMENT  0.5%
             Variable Rate Demand Note  0.5%
 $92,169     Wisconsin Corporate Central Credit Union, 1.5956%          92,169
                                                                   -----------

             TOTAL SHORT-TERM INVESTMENT
               (cost $92,169)                                           92,169
                                                                   -----------

             TOTAL INVESTMENTS  101.7%
               (cost $17,260,918)                                   18,582,324

             Liabilities, less Other Assets  (1.7)%                   (312,968)
                                                                   -----------

             NET ASSETS  100.0%                                    $18,269,356
                                                                   -----------
                                                                   -----------

*<F32>  Non-income producing

See notes to financial statements.

Frontegra Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001 (Unaudited)

ASSETS:
Investments at value (cost $17,260,918)                            $18,582,324
Interest and dividend receivable                                        11,381
Receivable for investments sold                                        731,020
Other assets                                                            19,830
                                                                   -----------
Total assets                                                        19,344,555
                                                                   -----------

LIABILITIES:
Payable for investments purchased                                      778,284
Payable for Fund shares redeemed                                       262,013
Accrued investment advisory fee                                            841
Accrued expenses                                                        34,061
                                                                   -----------
Total liabilities                                                    1,075,199
                                                                   -----------
NET ASSETS                                                         $18,269,356
                                                                   -----------
                                                                   -----------

NET ASSETS CONSIST OF:
Paid in capital                                                    $17,922,657
Undistributed net investment income                                     16,612
Undistributed net realized loss                                       (991,319)
Net unrealized appreciation on investments                           1,321,406
                                                                   -----------
NET ASSETS                                                         $18,269,356
                                                                   -----------
                                                                   -----------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                         100,000,000
Issued and outstanding                                               1,533,239
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE          $11.92
                                                                        ------
                                                                        ------

See notes to financial statements.

Frontegra Growth Fund
STATEMENT OF OPERATIONS

                                                              SIX MONTHS ENDED
                                                             DECEMBER 31, 2001
                                                                (UNAUDITED)
                                                             -----------------
INVESTMENT INCOME:
Dividends                                                         $  72,677
Interest                                                             11,297
                                                                  ---------
                                                                     83,974
                                                                  ---------

EXPENSES:
Investment advisory fees                                             67,296
Fund administration and accounting fees                              25,299
Audit fees                                                            7,850
Federal and state registration fees                                   7,188
Custody fees                                                          6,651
Legal fees                                                            6,589
Shareholder servicing                                                 6,349
Reports to shareholders                                               3,866
Directors' fees and related expenses                                  1,260
Other                                                                   610
                                                                  ---------
Total expenses before waiver and reimbursement                      132,958
Waiver and reimbursement of expenses by Adviser                     (65,662)
                                                                  ---------
Net expenses                                                         67,296
                                                                  ---------
NET INVESTMENT INCOME                                                16,678
                                                                  ---------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments                                   (750,083)
Change in net unrealized
  appreciation on investments                                       372,604
                                                                  ---------
NET REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS                                              (377,479)
                                                                  ---------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                       $(360,801)
                                                                  ---------
                                                                  ---------

See notes to financial statements.

Frontegra Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                            SIX MONTHS ENDED
                                            DECEMBER 31, 2001     YEAR ENDED
                                               (UNAUDITED)      JUNE 30, 2001
                                            -----------------   -------------

OPERATIONS:
Net investment income                         $    16,678         $    31,057
Net realized gain (loss)
  on investments                                 (750,083)            160,853
Change in net unrealized
  appreciation (depreciation) on investments      372,604          (1,632,970)
                                              -----------         -----------
Net decrease in net assets
  resulting from operations                      (360,801)         (1,441,060)
                                              -----------         -----------

DISTRIBUTIONS
  PAID FROM:
Net investment income                             (31,018)             (2,727)
Net realized gain on investments                  (13,493)           (298,042)
                                              -----------         -----------
Net decrease in net assets resulting
  from distributions paid                         (44,511)           (300,769)
                                              -----------         -----------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                     2,242,474           3,947,194
Shares issued to holders in
  reinvestment of distributions                    43,355             300,735
Shares redeemed                                  (546,670)         (1,828,199)
                                              -----------         -----------
Net increase in net assets
  resulting from capital share transactions     1,739,159           2,419,730
                                              -----------         -----------

TOTAL INCREASE IN NET ASSETS                    1,333,847             677,901
                                              -----------         -----------

NET ASSETS:
Beginning of period                            16,935,509          16,257,608
                                              -----------         -----------
End of period
  (includes undistributed
  net investment income of
  $16,612 and $30,952, respectively)          $18,269,356         $16,935,509
                                              -----------         -----------
                                              -----------         -----------

See notes to financial statements.

Frontegra Growth Fund
FINANCIAL HIGHLIGHTS

                                                       SIX MONTHS
                                                         ENDED            YEAR          YEAR       EIGHT MONTHS       PERIOD
                                                      DECEMBER 31,       ENDED         ENDED          ENDED           ENDED
                                                          2001          JUNE 30,      JUNE 30,       JUNE 30,      OCTOBER 31,
                                                      (UNAUDITED)         2001          2000           1999        1998(1)<F33>
                                                      ------------      --------      --------       --------      ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                    $12.27          $13.69        $11.93        $  9.29          $10.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income                                      0.01            0.02            --(5)<F37>   0.01            0.01
Net realized and unrealized gain
  (loss) on investments                                   (0.33)          (1.20)         1.82           2.64           (0.72)
                                                         ------          ------        ------         ------          ------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS                                   (0.32)          (1.18)         1.82           2.65           (0.71)
                                                         ------          ------        ------         ------          ------

LESS DISTRIBUTIONS PAID:
From net investment income                                (0.02)             --(5)<F37> (0.01)         (0.01)             --
From net realized gain
  on investments                                          (0.01)          (0.24)        (0.05)            --              --
                                                         ------          ------        ------         ------          ------
TOTAL DISTRIBUTIONS PAID                                  (0.03)          (0.24)        (0.06)         (0.01)             --
                                                         ------          ------        ------         ------          ------

NET ASSET VALUE, END OF PERIOD                           $11.92          $12.27        $13.69         $11.93         $  9.29
                                                         ------          ------        ------         ------          ------
                                                         ------          ------        ------         ------          ------

TOTAL RETURN(2)<F34>                                    (2.70)%         (8.55)%        15.33%         28.58%         (7.10)%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period
  (in thousands)                                        $18,269         $16,936       $16,258         $4,619          $2,343
Ratio of expenses to
  average net assets(3)<F35>(4)<F36>                      0.80%           0.80%         0.80%          0.80%           0.80%
Ratio of net investment income
  to average net assets(3)<F35>(4)<F36>                   0.20%           0.19%         0.05%          0.16%           0.28%
Portfolio turnover rate(2)<F34>                            105%            219%          213%           106%             67%

(1)<F33>  Commenced operations on March 18, 1998.
(2)<F34>  Not annualized for periods less than a full year.
(3)<F35> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 1.58%, 1.54%, 1.89%, 4.52% and 9.23%, and the ratio of net investment loss to average net assets would have been (0.58)%, (0.55)%, (1.04)%, (3.56)% and (8.15)% for the periods ended
          December 31, 2001, June 30, 2001, June 30, 2000, June 30, 1999 and
          October 31, 1998, respectively.
(4)<F36>  Annualized.
(5)<F37>  Less than one cent per share.

See notes to financial statements.

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS
December 31, 2001 (Unaudited)

(1)  ORGANIZATION

     Frontegra Funds, Inc. ("Frontegra") was incorporated on May 24, 1996, as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. Frontegra consists of five series: the Frontegra Total Return Bond Fund, the Frontegra Investment Grade Bond Fund, the Frontegra Opportunity Fund, the Frontegra Growth Fund and the Frontegra Emerging Growth Fund (the "Funds"). The Frontegra Total Return Bond, Investment Grade Bond and Opportunity Funds, sub-advised by Reams Asset Management Co., LLC ("Reams"), commenced operations on November 25, 1996, February 23, 2001 and July 31, 1997, respectively. The Frontegra Growth Fund, sub-advised by Northern Capital Management, LLC ("Northern"), commenced operations on March 18, 1998. The Frontegra Emerging Growth Fund is not currently offering shares.

     Costs incurred by the Frontegra Total Return Bond and Opportunity Funds in connection with the organization, registration and the initial public offering of shares have been deferred and are being amortized over the period of benefit, but not to exceed five years from the respective dates upon which the Funds commenced operations. Frontegra Asset Management, Inc. (the "Adviser") has paid the costs incurred with the organization, registration and initial public offering of shares for the Frontegra Investment Grade Bond, Growth and Emerging Growth Funds.

(2)  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

     (a)  Investment Valuation
          Debt securities (other than short-term instruments) are valued at bid prices furnished by a pricing service, unless actual sale prices are available. Securities (other than short-term investments) for which market quotations are readily available are valued at the last trade price on the national securities exchange on which such securities are primarily traded. Securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent bid price. Securities maturing within 60 days or less when purchased are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by Reams and Northern, pursuant to guidelines established by the Board of Directors.

     (b)  Federal Income Taxes
          No federal income tax provision has been made since the Funds intend to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Funds.

     (c)  Distributions to Shareholders
          Dividends from net investment income are usually declared and paid quarterly for the Frontegra Total Return Bond and Investment Grade Bond Funds and at least annually for the Frontegra Opportunity and Growth Funds. Distributions of net realized gains, if any, will be declared and paid at least annually for all Funds. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the period from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     (d)  When-Issued Securities
          The Frontegra Total Return Bond and Investment Grade Bond Funds may purchase securities on a when-issued basis. The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date, normally within 45 days of the purchase. At the time of purchase, the Funds will record the transaction and reflect the value of the security in determining its net asset value. During the period between the purchase and settlement, no payment is made by the Funds to the issuer and no interest is accrued. The Funds will maintain segregated cash, U.S. government securities and liquid securities equal in value to commitments for when-issued securities.

     (e)  Mortgage Dollar Rolls
          The Frontegra Total Return Bond and Investment Grade Bond Funds may enter into mortgage dollar rolls, in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, it would be compensated by the difference between the current sale price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price.

     (f)  Other
          Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

          In November 2000, the American Institute of Certified Public Accountants issued a new Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide supersedes its predecessor and is effective for fiscal years beginning after December 15, 2000. The new Guide, among other things, sets forth certain accounting principles that must be applied by investment companies and may require a change from their present practices. Investment companies will be required to amortize premiums and discounts on debt securities using the interest method and to record paydown gains and losses on asset-backed securities as adjustments to interest income, not as realized gains and losses. The Funds presently intend to adopt the Guide's provisions for the year ending June 30, 2002, and do not expect the adoption of the new guide to have a significant effect on their recognition of income or gains and losses. Further, it will not affect the determination of either net asset values or total returns.

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(3)  INVESTMENT ADVISER

     Each of the Funds has entered into an agreement with the Adviser, with whom certain officers and directors of the Funds are affiliated, to furnish investment advisory services to the Funds. The terms of these agreements are as follows:

     The Frontegra Total Return Bond Fund will pay the Adviser a monthly fee at the annual rate of 0.40% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated February 26, 1999, most recently amended October 27, 2001, the Adviser agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.425% of the Fund's average daily net assets. This expense cap agreement terminates on December 31, 2002.

     The Frontegra Investment Grade Bond Fund will pay the Adviser a monthly fee at the annual rate of 0.42% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated January 31, 2001, as amended February 23, 2001, the Adviser agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.30% of the Fund's average daily net assets. This expense cap agreement terminates on February 23, 2002.

     The Frontegra Opportunity Fund will pay the Adviser a monthly fee at the annual rate of 0.65% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated February 26, 1999, most recently amended October 27, 2001, the Adviser agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.90% of the Fund's average daily net assets. This expense cap agreement terminates on December 31, 2002.

     The Frontegra Growth Fund will pay the Adviser a monthly fee at the annual rate of 0.80% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated February 26, 1999, most recently amended October 27, 2001, the Adviser has agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.80% of the Fund's average daily net assets. This expense cap agreement terminates on December 31, 2002.

(4)  CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Frontegra Total Return Bond Fund were as follows:

                                            SIX MONTHS ENDED      YEAR ENDED
                                            DECEMBER 31, 2001   JUNE 30, 2001
                                            -----------------   -------------
     Shares sold                                4,602,748          4,626,494
     Shares issued to holders in
       reinvestment of distributions              346,685            216,351
     Shares redeemed                             (641,919)        (1,850,068)
                                                ---------          ---------
     Net increase in shares outstanding         4,307,514          2,992,777
                                                ---------          ---------
                                                ---------          ---------

     Transactions in shares of the Frontegra Investment Grade Bond Fund were as follows:

                                     SIX MONTHS ENDED        PERIOD ENDED
                                    DECEMBER 31, 2001    JUNE 30, 2001(1)<F38>
                                    -----------------    ---------------------
     Shares sold                         1,388,889              715,768
     Shares issued to holders in
       reinvestment of distributions        41,445               12,556
     Shares redeemed                       (19,284)              (5,284)
                                         ---------              -------
     Net increase in shares outstanding  1,411,050              723,040
                                         ---------              -------
                                         ---------              -------

     (1)<F38>  Commenced operations on February 23, 2001.

     Transactions in shares of the Frontegra Opportunity Fund were as follows:

                                            SIX MONTHS ENDED      YEAR ENDED
                                            DECEMBER 31, 2001   JUNE 30, 2001
                                            -----------------   -------------
     Shares sold                                  36,325             76,357
     Shares issued to holders in
       reinvestment of distributions              19,414              6,005
     Shares redeemed                                (227)          (231,011)
                                                  ------           --------
     Net increase (decrease)
       in shares outstanding                      55,512           (148,649)
                                                  ------           --------
                                                  ------           --------

     Transactions in shares of the Frontegra Growth Fund were as follows:

                                            SIX MONTHS ENDED      YEAR ENDED
                                            DECEMBER 31, 2001   JUNE 30, 2001
                                            -----------------   -------------
     Shares sold                                 197,378            307,469
     Shares issued to holders in
       reinvestment of distributions               3,671             25,061
     Shares redeemed                             (48,341)          (139,578)
                                                 -------            -------
     Net increase in shares outstanding          152,708            192,952
                                                 -------            -------
                                                 -------            -------

(5)  INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of securities, excluding short-term investments and U.S. government securities, for the Funds for the six months ended December 31, 2001, are summarized below:

                    FRONTEGRA         FRONTEGRA        FRONTEGRA     FRONTEGRA
                   TOTAL RETURN   INVESTMENT GRADE    OPPORTUNITY     GROWTH
                    BOND FUND         BOND FUND           FUND         FUND
                   ------------   ----------------    -----------    ---------
     Purchases     $494,371,800      $30,069,567       $5,854,894   $19,116,273
     Sales         $392,328,818      $22,041,428       $4,431,546   $17,069,552

     Purchases and sales of U.S. government securities for the Frontegra Total Return Bond Fund were $389,764,742 and $357,612,133, respectively. Purchases and sales of U.S. government securities for the Frontegra Investment Grade Bond Fund were $36,866,184 and $31,781,829, respectively.

     There were no purchases and sales of U.S. government securities for the other Funds.

     At December 31, 2001, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $383,803,673, $28,499,789, $16,958,212 and $17,260,918 were as follows:

                    FRONTEGRA         FRONTEGRA        FRONTEGRA     FRONTEGRA
                   TOTAL RETURN   INVESTMENT GRADE    OPPORTUNITY     GROWTH
                    BOND FUND         BOND FUND           FUND         FUND
                   ------------   ----------------    -----------    ---------
  Appreciation      $ 2,574,396       $  92,874        $4,292,156   $1,807,648
  (Depreciation)     (4,491,156)       (174,831)         (482,938)    (486,242)
                    -----------       ---------        ----------   ----------
  Net Appreciation
    (Depreciation)
    on investments  $(1,916,760)      $ (81,957)       $3,809,218   $1,321,406
                    -----------       ---------        ----------   ----------
                    -----------       ---------        ----------   ----------